EXHIBIT A

A consolidating statement of income and surplus of the Claimant and its subsidiary companies for the last calendar year, together with a consolidating balance sheet of Claimant and its subsidiary companies as of the close of such calendar year.

Unaudited consolidating statements of income of the Claimant's subsidiary companies (i.e., PG&E Corporation and its subsidiaries) for 2000, together with unaudited consolidating balance sheets of Claimant's subsidiary companies as of the close of such periods, are attached as Exhibit A.

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Total Consolidated	Eliminations and Re- classifications	Total Unconsolidated	PG&E Corporation	Total Subsidiaries
--------------------------------------------------------------------------------------------------------------------
Operating Revenues
Utility	$ 10,462	$ -	$ 10,462	$ -	$ 10,462
Energy commodities and services	12,497	(176)	12,673	-	12,673
--------------------------------------------------------------------------------------------------------------------
Total operating revenues	22,959	(176)	23,135	-	23,135
--------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy for utility	4,606	-	4,606	-	4,606
Cost of energy commodities and services	11,339	(173)	11,512	-	11,512
Operating and maintenance	3,113	(5)	3,118	10	3,108
Depreciation, amortization, and decommissioning	1,068	1	1,067	3	1,064
Reorganization professional fees and expenses	97	-	97	-	97
-------------------------------------------------------------------------------------------------------------------
Total operating expenses	20,223	(177)	20,400	13	20,387
--------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	2,736	1	2,735	(13)	2,748
Reorganization interest income	91	-	91	-	91
Interest income	122	(31)	153	35	118
Interest expense	(1,213)	31	(1,244)	(132)	(1,112)
Other income (expense), net	(38)	(1,153)	1,115	1,157	(42)
--------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	1,698	(1,152)	2,850	1,047	1,803
Income tax provision (benefit)	608	1	607	(52)	659
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Continuing Operations	1,090	(1,153)	2,243	1,099	1,144
Cumulative effect of a change in an accounting principle (net of applicable income taxes of $6 million)	9	-	9	-	9
--------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 1,099	$ (1,153)	$ 2,252	$ 1,099	$ 1,153
====================================================================

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PG&E National Energy Group, LLC (Consolidated)
--------------------------------------------------------------------------------------------------------------------
Operating Revenues
Utility	$ 10,462	$ -	$ -	$ -	$ -
Energy commodities and services	-	4	-	-	12,669
--------------------------------------------------------------------------------------------------------------------
Total operating revenues	10,462	4	-	-	12,669
--------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy for utility	4,606	-	-	-	-
Cost of energy commodities and services	-	-	-	-	11,512
Operating and maintenance	2,385	4	-	-	712
Depreciation, amortization, and decommissioning	896	-	-	-	167
Reorganization professional fees and expenses	97	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total operating expenses	7,984	4	-	-	12,391
--------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	2,478	-	-	-	278
Reorganization interest income	91	-	-	-	-
Interest income	32	-	-	-	86
Interest expense	(974)	-	-	-	(138)
Other income (expense), net	(41)	-	-	-	5
--------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	1,586	-	-	-	231
Income tax provision (benefit)	596	-	-	-	69
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Continuing Operations	990	-	-	-	162
Cumulative effect of a change in an accounting principle (net of applicable income taxes of $6 million)	-	-	-	-	9
--------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 990	$ -	$ -	$ -	$ 171
====================================================================

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Total Unconsolidated	PG&E Ventures, LLC	PG&E Telecom, LLC (Consolidated)
--------------------------------------------------------------------------------------------------------------------
Operating Revenues
Utility	$ -	$ -	$ -	$ -	$ -
Energy commodities and services	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy for utility	-	-	-	-	-
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	7	-	7	-	5
Depreciation, amortization, and decommissioning	1	-	1	-	1
Reorganization professional fees and expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total operating expenses	8	-	8	-	6
--------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	(8)	-	(8)	-	(6)
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense), net	(6)	8	(14)	(8)	(3)
--------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(14)	8	(22)	(8)	(9)
Income tax provision (benefit)	(6)	-	(6)	-	(4)
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Continuing Operations	(8)	8	(16)	(8)	(5)
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ (8)	$ 8	$ (16)	$ (8)	$ (5)
====================================================================

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Intercompany Eliminations	Total Subsidiaries	PG&E Telecom, LLC	PG&E Capital, LLC	PG&E Telecom Holdings, LLC
--------------------------------------------------------------------------------------------------------------------
Operating Revenues
Utility	$ -	$ -	$ -	$ -	$ -
Energy commodities and services	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy for utility	-	-	-	-	-
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	5	5	-	-
Depreciation, amortization, and decommissioning	-	1	1	-	-
Reorganization professional fees and expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	6	6	-	-
--------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	(6)	(6)	-	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense), net	-	(3)	(3)	-	-
--------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	(9)	(9)	-	-
Income tax provision (benefit)	-	(4)	(4)	-	-
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Continuing Operations	-	(5)	(5)	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ (5)	$ (5)	$ -	$ -
====================================================================

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC
--------------------------------------------------------------------------------------------------------------------
Operating Revenues
Utility	$ -	$ -	$ -	$ -	$ -
Energy commodities and services	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy for utility	-	-	-	-	-
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	2	-	2	2	-
Depreciation, amortization, and decommissioning	-	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total operating expenses	2	-	2	2	-
--------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	(2)	-	(2)	(2)	-
Reorganization interest income	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	-	-	-	-	-
Other income (expense), net	(3)	-	(3)	(3)	-
--------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(5)	-	(5)	(5)	-
Income tax provision (benefit)	(2)	-	(2)	(2)	-
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Continuing Operations	(3)	-	(3)	(3)	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ (3)	$ -	$ (3)	$ (3)	$ -
====================================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Total Consolidated	Eliminations and Re- classifications	Total Unconsolidated	PG&E Corporation	Total Subsidiaries
	--------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 5,421	$ -	$ 5,421	$ 347	$ 5,074
Restricted cash	195	-	195	1	194
Accounts receivable:
Customers	3,016	-	3,016	-	3,016
Related parties	-	(788)	788	712	76
Regulatory balancing accounts	75	-	75	-	75
Price risk management	381	-	381	-	381
Inventories	462	-	462	-	462
Prepaid expense and other	223	1	222	1	221
	--------------------------------------------------------------------------------------------------------------------
Total current assets	9,773	(787)	10,560	1,061	9,499
	--------------------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Utility	26,029	-	26,029	-	26,029
Non-Utility:
Electric generation	2,848	113	2,735	-	2,735
Gas transmission	1,514	2	1,512	-	1,512
Construction work in progress	2,426	-	2,426	3	2,423
Other	195	(115)	310	16	294
	--------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	32,012	-	33,012	19	32,993
Accumulated depreciation and decommissioning	(13,845)	(6)	(13,839)	(9)	(13,830)
	--------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	19,167	(6)	19,173	10	19,163
	--------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Regulatory assets	2,319	36	2,283	-	2,283
Nuclear decommissioning funds	1,337	-	1,337	-	1,337
Price risk management	426	124	302	-	302
Other	2,840	(5,519)	8,359	4,755	3,604
	--------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	6,922	(5,359)	12,281	4,755	7,526
	--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 35,862	$ (6,152)	$ 42,014	$ 5,826	$ 36,188
	====================================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Total Consolidated	Eliminations and Re- classifications	Total Unconsolidated	PG&E Corporation	Total Subsidiaries
	----------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ 330	$ -	$ 330	$ -	$ 330
Long-term debt, classified as current	381	-	381	-	381
Current portion of rate reduction bonds	290	-	290	-	290
Accounts payable:
Intercompany	-	(568)	568	97	471
Trade creditors	1,289	(1)	1,290	-	1,290
Regulatory balancing accounts	228	-	228	-	228
Other	530	224	306	17	289
Price risk management	277	-	277	-	277
Other	1,541	(321)	1,862	334	1,528
	----------------------------------------------------------------------------------------------------------------------
Total current liabilities	4,866	(666)	5,532	448	5,084
	----------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	7,297	(118)	7,415	904	6,511
Rate reduction bonds	1,450	-	1,450	-	1,450
Deferred income taxes	1,666	(43)	1,709	-	1,709
Deferred tax credits	153	-	153	-	153
Price risk management	434	124	310	-	310
Other	3,688	14	3,674	182	3,492
	----------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	14,688	(23)	14,711	1,086	13,625
	----------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	5,651	-	5,651	-	5,651
Trade creditors	5,555	(178)	5,733	-	5,733
	----------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	11,206	(178)	11,384	-	11,384
	----------------------------------------------------------------------------------------------------------------------
Preferred Stock	480	(9)	489	-	489
Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	300	-	300	-	300
Common Stockholders' Equity
Common stock	5,986	(6,672)	12,658	5,296	7,362
Common stock held by subsidiary	(690)	(215)	(475)	-	(475)
Reinvested earnings (accumulated deficit)	(1,004)	1,612	(2,616)	(1,004)	(1,612)
Accumulated other comprehensive income (loss)	30	(1)	31	-	31
	----------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	4,322	(5,276)	9,598	4,292	5,306
	----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 35,862	$ (6,152)	$ 42,014	$ 5,826	$ 36,188
	====================================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PG&E National Energy Group, LLC (Consolidated)
	----------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 4,341	$ -	$ -	$ -	$ 725
Restricted cash	53	-	-	-	141
Accounts receivable:
Customers	1,931	-	-	-	1,085
Related parties	18	18	-	-	40
Regulatory balancing accounts	75	-	-	-	-
Price risk management	-	-	-	-	381
Inventories	337	-	-	-	125
Prepaid expense and other	80	-	-	-	141
	----------------------------------------------------------------------------------------------------------------------
Total current assets	6,835	18	-	-	2,638
	----------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Utility	26,029	-	-	-	-
Non-Utility:
Electric generation	-	-	-	-	2,735
Gas transmission	-	-	-	-	1,512
Construction work in progress	323	-	-	-	2,100
Other	-	-	-	-	294
	----------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	26,352	-	-	-	6,641
Accumulated depreciation and decommissioning	(12,943)	-	-	-	(887)
	----------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	13,409	-	-	-	5,754
	----------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Regulatory assets	2,283	-	-	-	-
Nuclear decommissioning funds	1,337	-	-	-	-
Price risk management	-	-	-	-	302
Other	1,273	-	-	690	1,635
	----------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	4,893	-	-	690	1,937
	----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 25,137	$ 18	$ -	$ 690	$ 10,329
	====================================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PG&E National Energy Group, LLC (Consolidated)
----------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ 330
Long-term debt, classified as current	333	-	-	-	48
Current portion of rate reduction bonds	290	-	-	-	-
Accounts payable:
Intercompany	86	18	-	-	350
Trade creditors	333	-	-	-	957
Regulatory balancing accounts	228	-	-	-	-
Other	289	-	-	-	-
Price risk management	-	-	-	-	277
Other	985	-	-	-	549
	--------------------------------------------------------------------------------------------------------------------
Total current liabilities	2,544	18	-	-	2,511
	--------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	3,019	-	-	-	3,492
Rate reduction bonds	1,450	-	-	-	-
Deferred income taxes	1,028	-	-	-	681
Deferred tax credits	153	-	-	-	-
Price risk management	-	-	-	-	310
Other	2,724	-	-	-	768
	--------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	8,374	-	-	-	5,251
	--------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	5,651	-	-	-	-
Trade creditors	5,733	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	11,384	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------
Preferred Stock	431	-	-	-	58
Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	300	-	-	-	-
Common Stockholders' Equity
Common stock	3,570	-	-	690	3,086
Common stock held by subsidiary	(475)	-	-	-	-
Accumulated deficit	(989)	-	-	-	(610)
Accumulated other comprehensive income (loss)	(2)	-	-	-	33
	--------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	2,104	-	-	690	2,509
	--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 25,137	$ 18	$ -	$ 690	$ 10,329
	====================================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Total Unconsolidated	PG&E Ventures, LLC	PG&E Telecom, LLC (Consolidated)
--------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 8	$ -	$ 8	$ -	$ 6
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total current assets	8	-	8	-	6
--------------------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Utility	-	-	-	-	-
Non-Utility:
Electric generation	-	-	-	-	-
Gas transmission	-	-	-	-	-
Construction work in progress	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	6	(10)	16	4	-
--------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	6	(10)	16	4	-
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 4	$ (10)	$ 24	$ 4	$ 6
====================================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Total Unconsolidated	PG&E Ventures, LLC	PG&E Telecom, LLC (Consolidated)
--------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Intercompany	17	-	17	-	13
Trade creditors	-	-	-	-	-
Energy marketing	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	(6)	-	(6)	-	(4)
--------------------------------------------------------------------------------------------------------------------
Total current liabilities	11	-	11	-	9
--------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	-	-	-	-	-
Common Stockholders' Equity
Common stock	16	(22)	38	16	6
Common stock held by subsidiary	-	-	-	-	-
Reinvested earnings (accumulated deficit)	(13)	12	(25)	(12)	(9)
Accumulated other comprehensive income (loss)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	3	(10)	13	4	(3)
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 14	$ (10)	$ 24	$ 4	$ 6
====================================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Intercompany Eliminations	Total Subsidiaries	PG&E Telecom, LLC	PG&E Capital, LLC	PG&E Telecom Holdings, LLC
--------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ 6	$ 6	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total current assets	-	6	6	-	-
--------------------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Utility	-	-	-	-	-
Non-Utility:
Electric generation	-	-	-	-	-
Gas transmission	-	-	-	-	-
Construction work in progress	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ 6	$ 6	$ -	$ -
====================================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Intercompany Eliminations	Total Subsidiaries	PG&E Telecom, LLC	PG&E Capital, LLC	PG&E Telecom Holdings, LLC
--------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Intercompany	-	13	13	-	-
Trade creditors	-	-	-	-	-
Energy marketing	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	(4)	(4)	-	-
--------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	9	9	-	-
--------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	6	6	-	-
Common stock held by subsidiary	-	-	-	-	-
Accumulated deficit	-	(9)	(9)	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	(3)	(3)	-	-
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ 6	$ 6	$ -	$ -
====================================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC
--------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 2	$ -	$ 2	$ 2	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total current assets	2	-	2	2	-
--------------------------------------------------------------------------------------------------------------------
Property, Plant and Equipment
Utility	-	-	-	-	-
Non-Utility:
Electric generation	-	-	-	-	-
Gas transmission	-	-	-	-	-
Construction work in progress	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	12	-	12	7	5
--------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	12	-	12	7	5
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 14	$ -	$ 14	$ 9	$ 5
====================================================================

PG&E CORPORATION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC
--------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts payable:
Intercompany	4	-	4	4	-
Trade creditors	-	-	-	-	-
Energy marketing	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	(2)	-	(2)	(2)	-
--------------------------------------------------------------------------------------------------------------------
Total current liabilities	2	-	2	2	-
--------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Soley Utility Subordinated Debentures	-	-	-	-	-
Common Stockholders' Equity
Common stock	16	-	16	11	5
Common stock held by subsidiary	-	-	-	-	-
Accumulated deficit	(4)	-	(4)	(4)	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	12	-	12	7	5
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 14	$ -	$ 14	$ 9	$ 5
====================================================================

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Total Consolidated	Eliminations and Reclassifications	Total Unconsolidated	PG&E Corporation	Total Subsidiaries
-------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ (2,105)	$ 2,714	$ (4,819)	$ (2,105)	$ (2,714)
Net income (loss)	1,099	(1,153)	2,252	1,099	1,153
Dividends	-	50	(50)	-	(50)
Other	2	-	2	2	-
-------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ (1,004)	$ 1,611	$ (2,615)	$ (1,004)	$ (1,611)
===============================================================================

	Pacific Gas and Electric Company (Consolidated)	PG&E Corporation Support Services, Inc.	PG&E Strategic Capital, Inc.	Elm Power Corporation	PG&E National Energy Group, LLC (Consolidated)
-------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ (1,979)	$ -	$ -	$ 50	$ (781)
Net income (loss)	990	-	-	-	171
Dividends	-	-	-	(50)	-
Other	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ (989)	$ -	$ -	$ -	$ (610)
===============================================================================

	PG&E Ventures, LLC (Consolidated)	Intercompany Eliminations	Total Unconsolidated	PG&E Ventures, LLC	PG&E Telecom, LLC (Consolidated)
-------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ (4)	$ 5	$ (9)	$ (4)	$ (4)
Net income (loss)	(8)	8	(16)	(8)	(5)
Dividends	-	-	-	-	-
Other	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ (12)	$ 13	$ (25)	$ (12)	$ (9)
===============================================================================

PG&E CORPORATION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Intercompany Eliminations	Total Subsidiaries	PG&E Telecom, LLC	PG&E Capital, LLC	PG&E Telecom Holdings, LLC
-------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ (4)	$ (4)	$ -	$ -
Net income (loss)	-	(5)	(5)	-	-
Dividends	-	-	-	-	-
Other	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ (9)	$ (9)	$ -	$ -
===============================================================================

	Pacific Venture Capital, LLC (Consolidated)	Intercompany Eliminations	Total Subsidiaries	Pacific Venture Capital, LLC	PG&E Ventures ePro, LLC
-------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ (1)	$ -	$ (1)	$ (1)	$ -
Net income (loss)	(3)	-	(3)	(3)	-
Dividends	-	-	-	-	-
Other	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ (4)	$ -	$ (4)	$ (4)	$ -
===============================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	Pacific Gas and Electric Company
-----------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ 7,326	$ -	$ 7,326	$ 7,326
Gas	3,136	(1)	3,137	3,136
-----------------------------------------------------------------------------------------------------------------
Total operating revenues	10,462	(1)	10,463	10,462
-----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	2,774	-	2,774	2,774
Deferred electric procurement cost	-	-	-	-
Cost of gas	1,832	(1)	1,833	1,833
Operating and maintenance	2,385	2	2,383	2,377
Depreciation, amortization, and decommissioning	896	-	896	895
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	97	-	97	97
-----------------------------------------------------------------------------------------------------------------
Total operating expenses	7,984	1	7,983	7,976
-----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	2,478	(2)	2,480	2,486
Reorganization interest income	91	-	91	91
Interest income	32	(130)	162	27
Interest expense	(974)	130	(1,104)	(1,004)
Equity in earnings of subsidiaries	-	(4)	4	4
Other income (expense), net	(16)	2	(18)	7
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	1,611	(4)	1,615	1,611
Income tax provision	596	-	596	596
-----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	1,015	(4)	1,019	1,015
Preferred dividend requirement	25	-	25	25
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ 990	$ (4)	$ 994	$ 990
==================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Total Subsidiaries	Alberta and Southern Gas Co. Ltd.	Natural Gas Corporation of California	NGC Production Company
-----------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -	$ -
Gas	1	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating revenues	1	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-	-
Deferred electric procurement cost	-	-	-	-
Cost of gas	-	-	-	-
Operating and maintenance	6	-	-	-
Depreciation, amortization, and decommissioning	1	-	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating expenses	7	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	(6)	-	-	-
Reorganization interest income	-	-	-	-
Interest income	135	1	-	-
Interest expense	(100)	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	(25)	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	4	1	-	-
Income tax provision	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	4	1	-	-
Preferred dividend requirement	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ 4	$ 1	$ -	$ -
==================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Alaska Gas Exploration Associates	Standard Pacific Gas Line Incorporated	Pacific Energy Fuels Company	Pacific Gas Properties Company
-----------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -	$ -
Gas	-	1	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating revenues	-	1	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-	-
Deferred electric procurement cost	-	-	-	-
Cost of gas	-	-	-	-
Operating and maintenance	-	1	-	-
Depreciation, amortization, and decommissioning	-	1	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating expenses	-	2	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	(1)	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	(1)	-	-
Income tax provision	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	-	(1)	-	-
Preferred dividend requirement	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ -	$ (1)	$ -	$ -
==================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Pacific Properties	Calaska Energy Company	Pacific Conservation Services Company	Eureka Energy Company
--------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -	$ -
Gas	-	-	-	-
--------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
--------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-	-
Deferred electric procurement cost	-	-	-	-
Cost of gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
--------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
--------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
--------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
--------------------------------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
-------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ -	$ -	$ -	$ -
=================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC	PG&E Capital I
-----------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -	$ -
Gas	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-	-
Deferred electric procurement cost	-	-	-	-
Cost of gas	-	-	-	-
Operating and maintenance	5	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating expenses	5	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	(5)	-	-	-
Reorganization interest income	-	-	-	-
Interest income	134	-	-	-
Interest expense	(125)	-	-	25
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	(25)
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	4	-	-	-
Income tax provision	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	4	-	-	-
Preferred dividend requirement	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ 4	$ -	$ -	$ -
==================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	PG&E Capital II	PG&E Capital III	PG&E Capital IV	Pacific California Gas System, Inc.
-----------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -	$ -
Gas	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-	-
Deferred electric procurement cost	-	-	-	-
Cost of gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ -	$ -	$ -	$ -
==================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Total Unconsolidated	Newco Energy Corporation
-----------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -	$ -
Gas	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-	-
Deferred electric procurement cost	-	-	-	-
Cost of gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ -	$ -	$ -	$ -
==================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Total Subsidiaries	ETrans LLC	GTrans LLC	Electric Generation LLC
-----------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -	$ -
Gas	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-	-
Deferred electric procurement cost	-	-	-	-
Cost of gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ -	$ -	$ -	$ -
==================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC	Chili Bar Project LLC
-----------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -	$ -
Gas	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-	-
Deferred electric procurement cost	-	-	-	-
Cost of gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ -	$ -	$ -	$ -
==================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Crane Valley Project LLC	Desabla- Centerville Project LLC	Diablo Canyon LLC	Drum-Spaulding Project LLC
-----------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -	$ -
Gas	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-	-
Deferred electric procurement cost	-	-	-	-
Cost of gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ -	$ -	$ -	$ -
==================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Haas-Kings River Project LLC	Hamilton Branch Project LLC	Hat Creek 1 and 2 Project LLC	Helms Project LLC
----------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -	$ -
Gas	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-	-
Deferred electric procurement cost	-	-	-	-
Cost of gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ -	$ -	$ -	$ -
==================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC	Kilarc-Cow Creek Project LLC	McCloud-Pit Project LLC
----------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -	$ -
Gas	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-	-
Deferred electric procurement cost	-	-	-	-
Cost of gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ -	$ -	$ -	$ -
==================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Merced Falls Project LLC	Miocene Project LLC	Mokelumne River Project LLC	Narrows Project LLC
----------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -	$ -
Gas	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
-----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-	-
Deferred electric procurement cost	-	-	-	-
Cost of gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ -	$ -	$ -	$ -
==================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC	Poe Project LLC
----------------------------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -	$ -
Gas	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-	-
Deferred electric procurement cost	-	-	-	-
Cost of gas	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation, amortization, and decommissioning	-	-	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-	-
Reorganization professional fees and expenses	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Reorganization interest income	-	-	-	-
Interest income	-	-	-	-
Interest expense	-	-	-	-
Equity in earnings of subsidiaries	-	-	-	-
Other income (expense), net	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-	-
Preferred dividend requirement	-	-	-	-
----------------------------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ -	$ -	$ -	$ -
==================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Potter Valley Project LLC	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC
--------------------------------------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -	$ -
Gas	-	-	-
--------------------------------------------------------------------------------------------
Total operating revenues	-	-	-
--------------------------------------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-	-
Deferred electric procurement cost	-	-	-
Cost of gas	-	-	-
Operating and maintenance	-	-	-
Depreciation, amortization, and decommissioning	-	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-	-
Reorganization professional fees and expenses	-	-	-
------------------------------------------------------------------------------------------
Total operating expenses	-	-	-
-------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-
Reorganization interest income	-	-	-
Interest income	-	-	-
Interest expense	-	-	-
Equity in earnings of subsidiaries	-	-	-
Other income (expense), net	-	-	-
--------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-
Income tax provision	-	-	-
--------------------------------------------------------------------------------------------
Net Income (Loss)	-	-	-
Preferred dividend requirement	-	-	-
--------------------------------------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ -	$ -	$ -
=====================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in millions)
(unaudited)
	Tule River Project LLC	Upper NF Feather River Project LLC
-----------------------------------------------------------------
Operating Revenues
Electric	$ -	$ -
Gas	-	-
-----------------------------------------------------------------
Total operating revenues	-	-
-----------------------------------------------------------------
Operating Expenses
Cost of electric energy	-	-
Deferred electric procurement cost	-	-
Cost of gas	-	-
Operating and maintenance	-	-
Depreciation, amortization, and decommissioning	-	-
Provision for loss on generation-related regulatory assets and under-collected purchased power costs	-	-
Reorganization professional fees and expenses	-	-
-----------------------------------------------------------------
Total operating expenses	-	-
-----------------------------------------------------------------
Operating Income (Loss)	-	-
Reorganization interest income	-	-
Interest income	-	-
Interest expense	-	-
Equity in earnings of subsidiaries	-	-
Other income (expense), net	-	-
----------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-
Income tax provision	-	-
----------------------------------------------------------------
Net Income (Loss)	-	-
Preferred dividend requirement	-	-
----------------------------------------------------------------
Income (Loss) Available for (Allocated to) Common Stock	$ -	$ -
======================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	Pacific Gas and Electric Company	Total Subsidiaries
	-----------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 4,341	$ -	$ 4,341	$ 4,314	$ 27
Restricted cash	53	-	53	10	43
Accounts receivable:
Customers	1,931	-	1,931	1,931	-
Related parties	18	(741)	759	34	725
Regulatory balancing accounts	75	-	75	75	-
Inventories	337	-	337	337	-
Income taxes receivable	-	-	-	-	-
Prepaid Expense and Other	80	-	80	80	-
	-----------------------------------------------------------------------------------------------------------------------
Total current assets	6,835	(741)	7,576	6,781	795
	-----------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Electric	18,219	-	18,219	18,189	30
Gas	7,810	-	7,810	7,810	-
Construction work in progress	323	-	323	323	-
	-----------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	26,352	-	26,352	26,322	30
Accumulated depreciation and decommissioning	(12,943)	-	(12,934)	(12,934)	(9)
	-----------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	13,409	-	13,409	13,388	21
Other Noncurrent Assets
Investments in subsidiaries	-	(569)	569	569	-
Regulatory assets	2,283	-	2,283	2,282	1
Nuclear decommissioning funds	1,337	-	1,337	1,337	-
Other	1,273	(1,828)	3,101	1,264	1,837
	-----------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	4,893	(2,397)	7,290	5,452	1,838
	-----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 25,137	$ (3,138)	$ 28,275	$ 25,621	$ 2,654
	======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	Pacific Gas and Electric Company	Total Subsidiaries
	-----------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt classified as current	333	-	333	333	-
Current portion of rate reduction bonds	290	-	290	-	290
Accounts Payable:	-	-	-	-	-
Trade creditors	333	-	333	333	-
Regulatory balancing accounts	228	-	228	228	-
Other	375	(741)	1,116	1,104	12
Income taxes payable	295	-	295	295	-
Deferred income taxes	65	-	65	65	-
Other	625	-	625	598	27
	-----------------------------------------------------------------------------------------------------------------------
Total current liabilities	2,544	(741)	3,285	2,956	329
	-----------------------------------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	3,019	(30)	3,049	3,019	30
Rate reduction bonds	1,450	(1,075)	2,525	1,075	1,450
Deferred income taxes	1,028	-	1,028	1,025	3
Deferred tax credits	153	-	153	153	-
Other	2,724	27	2,697	2,697	-
	-----------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	8,374	(1,078)	9,452	7,969	1,483
	-----------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	5,651	-	5,651	5,651	-
Trade creditors	5,733	-	5,733	5,733	-
	-----------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	11,384	-	11,384	11,384	-
	-----------------------------------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	137	-	137	137	-

Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	300	(309)	609	309	300

Stockholders' Equity
Nonredeemable preferred stock	145	-	145	145	-
Redeemable preferred stock	149	-	149	149	-
Common stock	3,570	(552)	4,122	3,570	552
Common stock held by subsidiary, at cost,	(475)	(475)	-	-	-
Reinvested earnings (accumulated deficit)	(989)	17	(1,006)	(998)	(8)
Accumulated other comprehensive income (loss)	(2)	-	(2)	-	(2)
	-----------------------------------------------------------------------------------------------------------------------
Total stockholders' equity	2,398	(1,010)	3,408	2,866	542
	-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 25,137	$ (3,138)	$ 28,275	$ 25,621	$ 2,654
	======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Alberta and Southern Gas Co. Ltd.	Natural Gas Corporation of California	NGC Production Company	Alaska Gas Exploration Associates	Standard Pacific Gas Line Incorporated
	-----------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 14	$ -	$ -	$ -	$ 1
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	7	-	-	4
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid Expense and Other	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------
Total current assets	14	7	-	-	5
	-----------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Electric	-	-	-	-	30
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	30
Accumulated depreciation and decommissioning	-	-	-	-	(9)
	-----------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	21
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	1
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	1
	-----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 14	$ 7	$ -	$ -	$ 27
	======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Alberta and Southern Gas Co. Ltd.	Natural Gas Corporation of California	NGC Production Company	Alaska Gas Exploration Associates	Standard Pacific Gas Line Incorporated
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts Payable:	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	30
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	3
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	33
-----------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-

Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	-	-	-	-	-

Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	11	-	-	11
Common stock held by subsidiary, at cost,	-	-	-	-	-
Reinvested earnings (accumulated deficit)	16	(4)	-	-	(17)
Accumulated other comprehensive income (loss)	(2)	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Total stockholders' equity	14	7	-	-	(6)
-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 14	$ 7	$ -	$ -	$ 27
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Pacific Energy Fuels Company	Pacific Gas Properties Company	Pacific Properties	Calaska Energy Company	Pacific Conservation Services Company
-----------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid Expense and Other	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Pacific Energy Fuels Company	Pacific Gas Properties Company	Pacific Properties	Calaska Energy Company	Pacific Conservation Services Company
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts Payable:	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	10	-	1	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	10	-	1	-
-----------------------------------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-

Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	-	-	-	-	-

Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	17	-
Common stock held by subsidiary, at cost,	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	(10)	-	(18)	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total stockholders' equity	-	(10)	-	(1)	-
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ -
====================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Eureka Energy Company	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC
------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ 12	$ -	$ -
Restricted cash	-	43	-	-
Accounts receivable:
Customers	-	-	-	-
Related parties	1	656	32	-
Regulatory balancing accounts	-	-	-	-
Inventories	-	-	-	-
Income taxes receivable	-	-	-	-
Prepaid Expense and Other	-	-	-	-
------------------------------------------------------------------------------------------------
Total current assets	1	711	32	-
------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Electric	-	-	-	-
Gas	-	-	-	-
Construction work in progress	-	-	-	-
------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-
------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-
Regulatory assets	-	-	-	-
Nuclear decommissioning funds	-	-	-	-
Other	4	1,081	443	-
------------------------------------------------------------------------------------------------
Total other noncurrent assets	4	1,081	443	-
------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 5	$ 1,792	$ 475	$ -
=========================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Eureka Energy Company	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC
--------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -
Long-term debt classified as current	-	-	-	-
Current portion of rate reduction bonds	-	290	-	-
Accounts Payable:	-	-	-	-
Trade creditors	-	-	-	-
Regulatory balancing accounts	-	-	-	-
Other	1	-	-	-
Income taxes payable	-	-	-	-
Deferred income taxes	-	-	-	-
Other	-	2	-	-
--------------------------------------------------------------------------------------------------
Total current liabilities	1	292	-	-
--------------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-
Rate reduction bonds	-	1,450	-	-
Deferred income taxes	-	-	-	-
Deferred tax credits	-	-	-	-
Other	-	-	-	-
--------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	1,450	-	-
--------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-
Trade creditors	-	-	-	-
--------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-
--------------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-

Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	-	-	-	-

Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-
Redeemable preferred stock	-	-	-	-
Common stock	4	25	475	-
Common stock held by subsidiary, at cost,	-	-	-	-
Reinvested earnings (accumulated deficit)	-	25	-	-
Accumulated other comprehensive income (loss)	-	-	-	-
--------------------------------------------------------------------------------------------------
Total stockholders' equity	4	50	475	-
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 5	$ 1,792	$ 475	$ -
=========================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	PG&E Capital I	PG&E Capital II	PG&E Capital III	PG&E Capital IV	Pacific California Gas System, Inc.
-------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	25	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid Expense and Other	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------
Total current assets	25	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	309	-	-	-	-
-------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	309	-	-	-	-
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 334	$ -	$ -	$ -	$ -
====================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	PG&E Capital I	PG&E Capital II	PG&E Capital III	PG&E Capital IV	Pacific California Gas System, Inc.
-------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts Payable:	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	25	-	-	-	-
-------------------------------------------------------------------------------------------------------------------
Total current liabilities	25	-	-	-	-
-------------------------------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-

Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	300	-	-	-	-

Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	9	-	-	-	-
Common stock held by subsidiary, at cost,	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------
Total stockholders' equity	9	-	-	-	-
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 334	$ -	$ -	$ -	$ -
====================================================================
PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Total Unconsolidated	Newco Energy Corporation	Total Subsidiaries
----------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid Expense and Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Newco Energy Corporation (Consolidated)	Eliminations	Total Unconsolidated	Newco Energy Corporation	Total Subsidiaries
----------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts Payable:	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-

Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	-	-	-	-	-

Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost,	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	ETrans LLC	GTrans LLC	Electric Generation LLC	Balch 1 and 2 Project LLC	Battle Creek Project LLC
----------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid Expense and Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	ETrans LLC	GTrans LLC	Electric Generation LLC	Balch 1 and 2 Project LLC	Battle Creek Project LLC
----------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts Payable:	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-

Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	-	-	-	-	-

Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost,	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Bucks Creek Project LLC	Chili Bar Project LLC	Crane Valley Project LLC	Desabla- Centerville Project LLC	Diablo Canyon LLC
----------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid Expense and Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Bucks Creek Project LLC	Chili Bar Project LLC	Crane Valley Project LLC	Desabla- Centerville Project LLC	Diablo Canyon LLC
----------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts Payable:	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-

Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	-	-	-	-	-

Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost,	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Drum- Spaulding Project LLC	Haas-Kings River Project LLC	Hamilton Branch Project LLC	Hat Creek 1 and 2 Project LLC	Helms Project LLC
----------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid Expense and Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Drum- Spaulding Project LLC	Haas-Kings River Project LLC	Hamilton Branch Project LLC	Hat Creek 1 and 2 Project LLC	Helms Project LLC
----------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts Payable:	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-
Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	-	-	-	-	-

Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost,	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC	Kilarc-Cow Creek Project LLC	McCloud-Pit Project LLC	Merced Falls Project LLC
----------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid Expense and Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Kerckhoff 1 and 2 Project LLC	Kern Canyon Project LLC	Kilarc-Cow Creek Project LLC	McCloud-Pit Project LLC	Merced Falls Project LLC
----------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts Payable:	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-

Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	-	-	-	-	-

Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost,	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Miocene Project LLC	Mokelumne River Project LLC	Narrows Project LLC	Phoenix Project LLC	Pit 1 Project LLC
----------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid Expense and Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Miocene Project LLC	Mokelumne River Project LLC	Narrows Project LLC	Phoenix Project LLC	Pit 1 Project LLC
----------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts Payable:	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-

Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	-	-	-	-	-

Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost,	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Pit 3, 4 and 5 Project LLC	Poe Project LLC	Potter Valley Project LLC	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC
----------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Inventories	-	-	-	-	-
Income taxes receivable	-	-	-	-	-
Prepaid Expense and Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Electric	-	-	-	-	-
Gas	-	-	-	-	-
Construction work in progress	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation and decommissioning	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Regulatory assets	-	-	-	-	-
Nuclear decommissioning funds	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Pit 3, 4 and 5 Project LLC	Poe Project LLC	Potter Valley Project LLC	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC
----------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt classified as current	-	-	-	-	-
Current portion of rate reduction bonds	-	-	-	-	-
Accounts Payable:	-	-	-	-	-
Trade creditors	-	-	-	-	-
Regulatory balancing accounts	-	-	-	-	-
Other	-	-	-	-	-
Income taxes payable	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-	-	-	-
Rate reduction bonds	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Deferred tax credits	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-	-	-	-
Trade creditors	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total liabilities subject to compromise	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-	-	-	-

Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	-	-	-	-	-

Stockholders' Equity
Nonredeemable preferred stock	-	-	-	-	-
Redeemable preferred stock	-	-	-	-	-
Common stock	-	-	-	-	-
Common stock held by subsidiary, at cost,	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
Total stockholders' equity	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ -
======================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Tule River Project LLC	Upper NF Feather River Project LLC
--------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -
Restricted cash	-	-
Accounts receivable:
Customers	-	-
Related parties	-	-
Regulatory balancing accounts	-	-
Inventories	-	-
Income taxes receivable	-	-
Prepaid Expense and Other	-	-
--------------------------------------------------
Total current assets	-	-
--------------------------------------------------
Property, Plant, and Equipment
Electric	-	-
Gas	-	-
Construction work in progress	-	-
--------------------------------------------------
Total property, plant and equipment (at original cost)	-	-
Accumulated depreciation and decommissioning	-	-
--------------------------------------------------
Net property, plant and equipment	-	-
Other Noncurrent Assets
Investments in subsidiaries	-	-
Regulatory assets	-	-
Nuclear decommissioning funds	-	-
Other	-	-
-------------------------------------------------
Total other noncurrent assets	-	-
--------------------------------------------------
TOTAL ASSETS	$ -	$ -
=============================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Tule River Project LLC	Upper NF Feather River Project LLC
-------------------------------------------------
LIABILITIES AND EQUITY
Liabilities Not Subject to Compromise
Current Liabilities
Short-term borrowings	$ -	$ -
Long-term debt classified as current	-	-
Current portion of rate reduction bonds	-	-
Accounts Payable:	-	-
Trade creditors	-	-
Regulatory balancing accounts	-	-
Other	-	-
Income taxes payable	-	-
Deferred income taxes	-	-
Other	-	-
--------------------------------------------------
Total current liabilities	-	-
--------------------------------------------------
Noncurrent liabilities
Long-term debt	-	-
Rate reduction bonds	-	-
Deferred income taxes	-	-
Deferred tax credits	-	-
Other	-	-
--------------------------------------------------
Total noncurrent liabilities	-	-
--------------------------------------------------
Liabilities Subject to Compromise
Financing debt	-	-
Trade creditors	-	-
--------------------------------------------------
Total liabilities subject to compromise	-	-
--------------------------------------------------
Preferred Stock with Mandatory Redemption	-	-

Utility Obligated Mandatorily Redeemable Preferred Securities of Trust Holding Solely Utility Subordinated Debentures	-	-

Stockholders' Equity
Nonredeemable preferred stock	-	-
Redeemable preferred stock	-	-
Common stock	-	-
Common stock held by subsidiary, at cost,	-	-
Reinvested earnings (accumulated deficit)	-	-
Accumulated other comprehensive income (loss)	-	-
--------------------------------------------------
Total stockholders' equity	-	-
-------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -
=============================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Pacific Gas and Electric Company (Consolidated)	Eliminations and Re- classifications	Total Unconsolidated	Pacific Gas and Electric Company	Total Subsidiaries
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ (1,979)	$ 21	$ (2,000)	$ (1,988)	$ (12)
Net income (loss)	1,015	(4)	1,019	1,015	4
Preferred stock dividend requirement	(25)	-	(25)	(25)	-
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ (989)	$ 17	$ (1,006)	$ (998)	$ (8)
=============================================================================

	Alberta and Southern Gas Co. Ltd.	Natural Gas Corporation of California	NGC Production Company	Alaska Gas Exploration Associates	Standard Pacific Gas Line Incorporated
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ 15	$ (4)	$ -	$ -	$ (16)
Net income (loss)	1	-	-	-	(1)
Preferred stock dividend requirement	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 16	$ (4)	$ -	$ -	$ (17)
=============================================================================

	Pacific Energy Fuels Company	Pacific Gas Properties Company	Pacific Properties	Calaska Energy Company	Pacific Conservation Services Company
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ (10)	$ -	$ (18)	$ -
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ (10)	$ -	$ (18)	$ -
=============================================================================

	Eureka Energy Company	PG&E Funding, LLC	PG&E Holdings, LLC	PG&E CalHydro, LLC	PG&E Capital I
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ 21	$ -	$ -	$ -
Net income (loss)	-	4	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ 25	$ -	$ -	$ -
=============================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2001
(in millions)
(unaudited)
	PG&E Capital II	PG&E Capital III	PG&E Capital IV	Pacific California Gas System, Inc.	Newco Energy Corporation (Consolidated)
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -	$ -	$ -
=============================================================================

	Eliminations	Total Unconsolidated	Newco Energy Corporation	Total Subsidiaries	ETrans LLC
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -	$ -	$ -
=============================================================================

	GTrans LLC	Electric Generation LLC	Balch 1 and 2 Project LLC	Battle Creek Project LLC	Bucks Creek Project LLC
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -	$ -	$ -
=============================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Chili Bar Project LLC	Crane Valley Project LLC	Desabla- Centerville Project LLC	Diablo Canyon LLC	Drum-Spaulding Project LLC
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -	$ -	$ -
=============================================================================

	Haas-Kings River Project LLC	Hamilton Branch Project LLC	Hat Creek 1 and 2 Project LLC	Helms Project LLC	Kerckhoff 1 and 2 Project LLC
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -	$ -	$ -
=============================================================================

	Kern Canyon Project LLC	Kilarc-Cow Creek Project LLC	McCloud-Pit Project LLC	Merced Falls Project LLC	Miocene Project LLC
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -	$ -	$ -
=============================================================================

	Mokelumne River Project LLC	Narrows Project LLC	Phoenix Project LLC	Pit 1 Project LLC	Pit 3, 4 and 5 Project LLC
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -	$ -	$ -
=============================================================================

PACIFIC GAS AND ELECTRIC COMPANY, A DEBTOR-IN-POSSESSION
CONSOLIDATING STATEMENTS OF REINVESTED EARNINGS
DECEMBER 31, 2001
(in millions)
(unaudited)
	Poe Project LLC	Potter Valley Project LLC	Rock Creek- Cresta Project LLC	Spring-Gap Stanislaus Project LLC	Tule River Project LLC
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Preferred stock dividend requirement	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -	$ -	$ -
=============================================================================

Upper NF Feather River Project LLC
-----------------------------------
Balance at December 31, 2000	$ -
Net income (loss)	-
Preferred stock dividend requirement	-
------------------------------------
Balance at December 31, 2001	$ -
=====================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E National Energy Group, LLC	Eliminations and Adjustments	PG&E National Energy Group, LLC	PG&E National Energy Group, Inc.	PG&E Enterprises
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ 12,590	$ (1,208)	$ -	$ -	$ -
Equity in earnings of subsidiaries	79	(357)	-	171	96
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	12,669	(1,565)	-	171	96
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	11,512	(1,043)	-	-	-
Operating and maintenance	649	(189)	-	-	-
Depreciation and amortization	167	-	-	5	-
Other operating expenses	63	(1)	-	5	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	12,391	(1,233)	-	10	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	278	(332)	-	161	96
Interest Income	86	(50)	-	52	-
Interest Expense	(138)	49	-	(68)	(3)
Other income (expense)	5	-	-	2	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	231	(333)	-	147	93
Income tax provision (benefit)	69	12	-	(10)	(1)
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	162	(345)	-	157	94
Cumulative effect of a change in an accounting principle (net of applicable income taxes of $6 million)	9	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 171	$ (345)	$ -	$ 157	$ 94
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E National Energy Group Holdings Corporation	Properties Holdings, LLC	PG&E Generating Company, LLC	PG&E Generating Services, LLC	PG&E Energy Trading Holdings, LLC
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ 10	$ 1,082	$ 315	$ 12,140
Equity in earnings of subsidiaries	90	-	83	-	(4)
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	90	10	1,165	315	12,136
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	549	-	12,002
Operating and maintenance	-	2	343	335	100
Depreciation and amortization	-	-	97	11	12
Other operating expenses	-	-	5	6	36
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	2	994	352	12,150
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	90	8	171	(37)	(14)
Interest Income	3	-	51	1	22
Interest Expense	-	(1)	(70)	(2)	(5)
Other income (expense)	1	1	(11)	-	(3)
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	94	8	141	(38)	-
Income tax provision (benefit)	2	2	59	(16)	(16)
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	92	6	82	(22)	16
Cumulative effect of a change in an accounting principle (net of applicable income taxes of $6 million)	-	-	9	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 92	$ 6	$ 91	$ (22)	$ 16
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Overseas, Inc.	Quantum Ventures	PG&E Gas Transmission Corporation
--------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ 5	$ 246
Equity in earnings of subsidiaries	-	-	-
--------------------------------------------------------------------------------
Total operating revenues	-	5	246
--------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	4	-
Operating and maintenance	-	2	56
Depreciation and amortization	-	-	42
Other operating expenses	-	1	11
--------------------------------------------------------------------------------
Total operating expenses	-	7	109
--------------------------------------------------------------------------------
Operating Income (Loss)	-	(2)	137
Interest Income	-	-	7
Interest Expense	-	(1)	(37)
Other income (expense)	-	11	4
--------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	8	111
Income tax provision (benefit)	-	3	34
--------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	5	77
Cumulative effect of a change in an accounting principle	-	-	-
--------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ 5	$ 77
===============================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Gas Transmission Corporation	Eliminations and Adjustments	PG&E Gas Transmission Corporation	PG&E Gas Transmission Holdings Corporation	North Baja Pipeline, LLC
--------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ 246	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	(152)	76	1	-
--------------------------------------------------------------------------------------------------------------------
Total operating revenues	246	(152)	76	1	-
--------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	56	-	-	-	-
Depreciation and amortization	42	-	-	-	-
Other operating expenses	11	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total operating expenses	109	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	137	(152)	76	1	-
Interest Income	7	-	-	-	-
Interest Expense	(37)	-	-	-	-
Other income (expense)	4	-	-	-	1
--------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	111	(152)	76	1	1
Income tax provision (benefit)	34	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	77	(152)	76	1	1
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 77	$ (152)	$ 76	$ 1	$ 1
====================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	GTN Holdings, LLC	PG&E Gas Transmission, Northwest Corporation	Pacific Gas Transmission International, Inc.	PG&E Gas Transmission Services Company LLC	Pacific Gas Transmission Company	Stanfield Hub Services, LLC
-----------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ 246	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	75	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------
Total operating revenues	75	246	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-	-
Operating and maintenance	-	56	-	-	-	-
Depreciation and amortization	-	42	-	-	-	-
Other operating expenses	-	11	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	109	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	75	137	-	-	-	-
Interest Income	-	7	-	-	-	-
Interest Expense	-	(37)	-	-	-	-
Other income (expense)	-	3	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	75	110	-	-	-	-
Income tax provision (benefit)	-	34	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	75	76	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 75	$ 76	$ -	$ -	$ -	$ -
=============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated Quantum Ventures	Eliminations and Adjustments	Quantum Ventures	Real Estate Energy Solutions, LLC	Creston Financial Group, Inc.
------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ 5	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	(5)	5	-	-
------------------------------------------------------------------------------------------------------------------------
Total operating revenues	5	(5)	5	-	-
------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	4	-	-	-	-
Operating and maintenance	2	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	1	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Total operating expenses	7	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	(2)	(5)	5	-	-
Interest Income	-	-	-	-	-
Interest Expense	(1)	(1)	-	-	-
Other income (expense)	11	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	8	(6)	5	-	-
Income tax provision (benefit)	3	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	5	(6)	5	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 5	$ (6)	$ 5	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Barakat & Chamberlin, Inc.	PG&E Energy Services Ventures, Inc.
------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ 5
Equity in earnings of subsidiaries	-	-
------------------------------------------------------
Total operating revenues	-	5
------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	4
Operating and maintenance	-	2
Depreciation and amortization	-	-
Other operating expenses	-	1
------------------------------------------------------
Total operating expenses	-	7
------------------------------------------------------
Operating Income (Loss)	-	(2)
Interest Income	-	-
Interest Expense	-	-
Other income (expense)	-	11
------------------------------------------------------
Income (Loss) Before Income Taxes	-	9
Income tax provision (benefit)	-	3
-----------------------------------------------------
Income (Loss) from Continuing Operations	-	6
Cumulative effect of a change in an accounting principle	-	-
------------------------------------------------------
Net Income (Loss)	$ -	$ 6
================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Overseas, Inc.	Eliminations and Adjustments	PG&E Overseas, Ltd.	PG&E Pacific I Ltd.	PG&E Pacific II, Ltd.
------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated Properties Holdings, LLC	Eliminations and Adjustments	Properties Holdings, LLC	Valley Real Estate, Inc.	McSweeney Ranch Joint Venture
------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ 10	-	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	(6)	2	-	-
------------------------------------------------------------------------------------------------------------------------
Total operating revenues	10	(6)	2	-	-
------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	2	1	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Total operating expenses	2	1	-	-	-
------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	8	(7)	2	-	-
Interest Income	-	-	-	-	-
Interest Expense	(1)	-	-	-	-
Other income (expense)	1	-	1	-	-
------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	8	(7)	3	-	-
Income tax provision (benefit)	2	-	1	-	-
------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	6	(7)	2	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 6	$ (7)	$ 2	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Rancho Murieta Joint Venture	Alhambra Pacific Joint Venture	BPS I, Inc.	Conaway Conservancy Group Joint Venture	The Conaway Ranch Company
------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ 10	$ -
Equity in earnings of subsidiaries	-	-	-	-	4
------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	10	4
------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	1	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	1	-
------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	9	4
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	(1)
Other income (expense)	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	9	3
Income tax provision (benefit)	-	-	-	-	1
------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	9	2
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ 9	$ 2
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	DPR, Inc.	Oat Creek Associates Joint Venture	Marengo Ranch Joint Venture	Gilia Enterprises
----------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	-
---------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-
---------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-
Operating and maintenance	-	-	-	-
Depreciation and amortization	-	-	-	-
Other operating expenses	-	-	-	-
---------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-
--------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-
Interest Income	-	-	-	-
Interest Expense	-	-	-	-
Other income (expense)	-	-	-	-
-------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-
Income tax provision (benefit)	-	-	-	-
-------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-
-------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ -
=========================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Energy Trading Holdings, LLC	Eliminations and Adjustments	PG&E Energy Trading Holdings, LLC	PG&E Energy Trading Holdings Corporation	PG&E ET Investments Corporation
------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ 12,140	$ (643)	$ -	$ -	$ -
Equity in earnings of subsidiaries	(4)	7	14	12	(30)
------------------------------------------------------------------------------------------------------------------------
Total operating revenues	12,136	(636)	14	12	(30)
------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	12,002	(644)	-	-	-
Operating and maintenance	100	-	-	-	-
Depreciation and amortization	12	-	-	-	-
Other operating expenses	36	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Total operating expenses	12,150	(644)	-	-	-
------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	(14)	8	14	12	(30)
Interest Income	22	(4)	-	8	-
Interest Expense	(5)	5	-	(6)	-
Other income (expense)	(3)	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	9	14	14	(30)
Income tax provision (benefit)	(16)	-	-	-	(37)
------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	16	9	14	14	7
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 16	$ 9	$ 14	$ 14	$ 7
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Energy Trading - Power, L.P.	PG&E ET Synfuel #2, LLC	PG&E ET Synfuel Company 166, LLC	PG&E Energy Trading, Canada Corporation	True Quote LLC
------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ 7,563	$ -	$ -	$ 1,845	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Total operating revenues	7,563	-	-	1,845	-
------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	7,490	-	-	1,832	-
Operating and maintenance	65	-	-	5	-
Depreciation and amortization	6	-	-	-	-
Other operating expenses	37	-	-	(1)	-
------------------------------------------------------------------------------------------------------------------------
Total operating expenses	7,598	-	-	1,836	-
------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	(35)	-	-	9	-
Interest Income	6	-	-	1	-
Interest Expense	(3)	-	-	(1)	-
Other income (expense)	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(32)	-	-	9	-
Income tax provision (benefit)	-	-	-	4	-
------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(32)	-	-	5	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ (32)	$ -	$ -	$ 5	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	CEG Energy Options Inc.	PG&E Energy Trading - Gas Corporation	PG&E International, Inc.	PG&E International Development Holdings, LLC	Gannet Power Corporation
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ 3,375	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	1	(8)	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	3,376	(8)	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	3,324	-	-	-
Operating and maintenance	-	30	-	-	-
Depreciation and amortization	-	6	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	3,360	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	16	(8)	-	-
Interest Income	-	8	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	(3)	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	21	(8)	-	-
Income tax provision (benefit)	-	6	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	15	(8)	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ 15	$ (8)	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Overseas Holdings I, Ltd.	PG&E Overseas Holdings II, Ltd.	PG&E Corporation Australian Holdings Pty, Ltd.	PG&E Energy Trading Australia Pty, Ltd.	PG&E Corporation Australia Pty, Ltd.	Rocksavage Services I, Inc.
-----------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-	-
Operating Expenses	-	-		-	-	-
Cost of energy commodities and services	-	-	-	-	-	-
Operating and maintenance	-	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-	-
Interest Income	3	-	-	-	-	-
Interest Expense	-	-	-	-	-	-
Other income (expense)	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	3	-	-	-	-	-
Income tax provision (benefit)	11	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(8)	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ (8)	$ -	$ -	$ -	$ -	$ -
================================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Generating Services, LLC	Eliminations and Adjustments	PG&E Generating Services, LLC	J. Makowski Pittsfield, Inc.	J. Makowski Services, Inc.
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ 315	$ (78)	$ -	$ 2	$ 3
Equity in earnings of subsidiaries	-	58	(22)	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	315	(20)	(22)	2	3
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	335	(78)	-	2	3
Depreciation and amortization	11	-	-	-	-
Other operating expenses	6	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	352	(78)	-	2	3
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	(37)	58	(22)	-	-
Interest Income	1	(2)	2	-	-
Interest Expense	(2)	2	(2)	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(38)	58	(22)	-	-
Income tax provision (benefit)	(16)	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(22)	58	(22)	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ (22)	$ 58	$ (22)	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	JMCS I Management, Inc.	PG&E Construction Agency Services I, LLC	PG&E Construction Agency Services II, LLC	Master Turbine Trust I, Ltd.	Master Turbine Trust II, Ltd.
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ 4	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	4	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	3	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	3	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	1	-	-	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	1	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	1	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 1	$ -	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E National Energy Group Construction Company, LLC	NEG Construction Finance Company, LLC	PTP Services, LLC	PG&E Operating Services Holdings, Inc.	USOSC Holdings, Inc.
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	(35)	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	(35)	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	(35)	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	(2)	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	(37)	-
Income tax provision (benefit)	-	-	-	(15)	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	(22)	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ (22)	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Operating Services Company	USGen Holdings, Inc.	PG&E National Energy Group Company	First Oregon Land Corporation	Topaz Power Corporation
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ 76	$ -	$ 308	$ -	$ -
Equity in earnings of subsidiaries	-	(1)	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	76	(1)	308	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	59	-	346	-	-
Depreciation and amortization	1	-	10	-	-
Other operating expenses	4	-	2	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	64	-	358	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	12	(1)	(50)	-	-
Interest Income	-	-	1	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	12	(1)	(49)	-	-
Income tax provision (benefit)	-	(1)	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	12	-	(49)	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 12	$ -	$ (49)	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Carneys Point Generating Company	Garnet Power Corporation	PG&E National Energy Group Acquisition Company, LLC
-----------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-
----------------------------------------------------------------------------
Total operating revenues	-	-	-
----------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-
Operating and maintenance	-	-	-
Depreciation and amortization	-	-	-
Other operating expenses	-	-	-
----------------------------------------------------------------------------
Total operating expenses	-	-	-
----------------------------------------------------------------------------
Operating Income (Loss)	-	-	-
Interest Income	-	-	-
Interest Expense	-	-	-
Other income (expense)	-	-	-
----------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-
Income tax provision (benefit)	-	-	-
----------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-
-----------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -
=============================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Generating Company, LLC	Eliminations and Adjustments	PG&E Generating Company, LLC	PG&E Generating Energy Group, LLC	PG&E Generating Energy Holdings, Inc.
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ 1,082	$ (990)	$ -	$ -	$ -
Equity in earnings of subsidiaries	83	(332)	134	85	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	1,165	(1,322)	134	85	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	549	(519)	-	-	-
Operating and maintenance	343	(245)	19	-	-
Depreciation and amortization	97	(63)	3	-	-
Other operating expenses	5	1	1	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	994	(826)	23	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	171	(496)	111	85	-
Interest Income	51	(81)	13	-	-
Interest Expense	(70)	43	(62)	(1)	-
Other income (expense)	(11)	8	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	141	(526)	62	84	-
Income tax provision (benefit)	59	(78)	(30)	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	82	(448)	92	84	-
Cumulative effect of a change in an accounting principle (net of applicable income taxes of $6 million)	9	(13)	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 91	$ (461)	$ 92	$ 84	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Spencer Station Power Corporation	Spencer Station Generating Company, L.P.	Badger Power Corporation	Badger Generating Company, LLC	MidColumbia Power Corporation
-------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ 3	$ -	$ -	$ -
Equity in earnings of subsidiaries	(7)	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	(7)	3	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	4	-	-	-
Operating and maintenance	-	5	-	-	-
Depreciation and amortization	-	1	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	10	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	(7)	(7)	-	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	(1)	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(7)	(8)	-	-	-
Income tax provision (benefit)	(3)	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(4)	(8)	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ (4)	$ (8)	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	MidColumbia Generating Company, LLC	Black Hawk III Power Corporation	Lake Road Power I, LLC	Harlan Power Corporation	Umatilla Generating Company, L.P.
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Morrow Power Corporation	Morrow Generating Company, LLC	Peach IV Power Corporation	Lake Road Power II, LLC	Lake Road Generating Company, L.P.
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ -	$ -
=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Lake Road Trust, Ltd.	Juniper Power Corporation	Plover Power Corporation	Beech Power Corporation	Mantua Creek Generating Company, L.P.
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Mantua Creek Urban Renewal, L.P.	First Arizona Land Corporation	First California Land Corporation	White Pine Generating Company, LLC	USGen New England, Inc.
-------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ 931
Equity in earnings of subsidiaries	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	931
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	486
Operating and maintenance	-	-	-	-	246
Depreciation and amortization	-	-	-	-	65
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	797
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	134
Interest Income	-	-	-	-	46
Interest Expense	-	-	-	-	(4)
Other income (expense)	-	-	-	-	(7)
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	169
Income tax provision (benefit)	-	-	-	-	70
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	99
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ -	$ 99
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	First Massachusetts Land Company, LLC	USGen Services Company, LLC	PG&E Generating New England, Inc.	PG&E Generating New England, LLC	Attala Energy Company, LLC
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ 931	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	931	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	486	-	-	-
Operating and maintenance	-	246	-	-	-
Depreciation and amortization	-	65	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	797	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	134	-	-	-
Interest Income	-	46	-	-	-
Interest Expense	-	(4)	-	-	-
Other income (expense)	-	(7)	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	169	-	-	-
Income tax provision (benefit)	-	70	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	99	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ 99	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Attala Power Corporation	Attala Generating Company, LLC	Kentucky Hydro Holdings, LLC	San Gorgonio Power Corporation	Mountain View Power Partners, LLC
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ 18	$ -	$ -	$ 2
Equity in earnings of subsidiaries	(17)	-	-	1	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	(17)	18	-	1	2
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	12	-	-	-
Operating and maintenance	-	10	-	-	-
Depreciation and amortization	-	4	-	-	1
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	26	-	-	1
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	(17)	(8)	-	1	1
Interest Income	-	-	-	-	-
Interest Expense	-	(12)	-	-	-
Other income (expense)	-	3	-	-	-
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	(17)	(17)	-	1	1
Income tax provision (benefit)	(7)	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	(10)	(17)	-	1	1
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ (10)	$ (17)	$ -	$ 1	$ 1
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Mountain View Power Partners II, LLC	GenHoldings I, LLC	Osprey Power Corporation	Magnolia Power Corporation	Millennium Power Partners, L.P.
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ 1	$ -	$ -	$ -	$ 37
Equity in earnings of subsidiaries	-	(1)	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	1	(1)	-	-	37
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	27
Operating and maintenance	-	-	-	-	7
Depreciation and amortization	-	-	-	-	3
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	37
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	1	(1)	-	-	-
Interest Income	-	-	12	-	7
Interest Expense	-	(1)	(7)	-	(6)
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	1	(2)	5	-	1
Income tax provision (benefit)	-	-	2	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	1	(2)	3	-	1
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 1	$ (2)	$ 3	$ -	$ 1
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Black Hawk Power Corporation	Peach I Power Corporation	Athens Generating Company, L.P.	Long Creek Power Corporation	Long Creek Generating Company, LLC
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ -	$ -
=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	La Paloma Power Corporation	La Paloma Generating Company, LLC	La Paloma Generating Trust, Ltd.	Liberty Generating Corporation	Liberty Urban Renewal, LLC
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Liberty Generating Company	Otay Mesa Power Corporation	Bluebonnet Power Corporation	Bluebonnet Generating Company, LLC	Harquahala Power Corporation
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Harquahala Generating Company, LLC	Harquahala Generating Trust, Ltd.	Madison Wind Power Corporation	Madison Windpower, LLC	Okeechobee Power Corporation
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ 1	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	1	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	1	-
Depreciation and amortization	-	-	-	1	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	2	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	(1)	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	(1)	-
Income tax provision (benefit)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	(1)	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ (1)	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Okeechobee Generating Company, LLC	PG&E Dispersed Power Corporation	PG&E Dispersed Generating Company, LLC	Plains End, LLC	Covert Power Corporation
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ 3	$ -	$ -
Equity in earnings of subsidiaries	-	(8)	-	-	-
-------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	(8)	3	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	9	-	-
Depreciation and amortization	-	-	2	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	11	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	(8)	(8)	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	(8)	(8)	-	-
Income tax provision (benefit)	-	(3)	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	(5)	(8)	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ (5)	$ (8)	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Covert Generating Company, LLC	Goose Lake Power Corporation	Goose Lake Generating Company, LLC	Meadow Valley Power Corporation	Meadow Valley Generating Company, LLC
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Generating Power Group, LLC	Aplomado Power Corporation	Beale Generating Company	Indian Orchard Generating Company, Inc.	JMC Altresco, Inc.
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ 6	$ -
Equity in earnings of subsidiaries	67	2	35	16	15
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	67	2	35	22	15
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	2	1	-
Other operating expenses	-	-	-	3	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	2	4	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	67	2	33	18	15
Interest Income	6	-	-	-	-
Interest Expense	-	(1)	-	-	-
Other income (expense)	(6)	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	67	1	33	18	15
Income tax provision (benefit)	-	1	-	8	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	67	-	33	10	15
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 67	$ -	$ 33	$ 10	$ 15
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Altresco, Inc.	Berkshire Pittsfield, Inc.	Berkshire Feedline Acquisition Limited Partnership	Pittsfield Partners, Inc.	Pittsfield Generating Company, L.P.
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ 102
Equity in earnings of subsidiaries	12	1	2	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	12	1	2	-	102
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	49
Operating and maintenance	-	-	-	-	38
Depreciation and amortization	-	-	-	-	2
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	89
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	12	1	2	-	13
Interest Income	-	-	-	-	1
Interest Expense	-	-	(1)	-	(2)
Other income (expense)	-	(1)	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	12	-	1	-	12
Income tax provision (benefit)	5	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	7	-	1	-	12
Cumulative effect of a change in an accounting principle (net of applicable income taxes)	8	-	-	-	14
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 15	$ -	$ 1	$ -	$ 26
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	JMC Iroquois, Inc.	JMC Selkirk Holdings, Inc.	JMC Selkirk, Inc.	JMCS I Holdings, Inc.	Orchard Gas Corporation
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	3	6	17	1	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	3	6	17	1	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	6	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	6	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	3	6	11	1	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	3	6	11	1	-
Income tax provision (benefit)	1	-	5	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	2	6	6	1	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 2	$ 6	$ 6	$ 1	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Mason Generating Company	J. Makowski Associates, Inc.	Eagle Power Corporation	Granite Generating Company, L.P.	Granite Water Supply Company, Inc.
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	16	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	16	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	16	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	16	-	-
Income tax provision (benefit)	-	-	6	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	10	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ 10	$ -	$ -
=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Keystone Cogeneration Company, L.P.	Larkspur Power Corporation	Buckeye Power Corporation	Hermiston Generating Company, L.P.	Raptor Holdings Company
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ 37	$ -
Equity in earnings of subsidiaries	-	11	3	-	3
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	11	3	37	3
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	4	-
Operating and maintenance	-	-	-	7	-
Depreciation and amortization	-	-	-	4	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	15	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	11	3	22	3
Interest Income	-	-	-	1	-
Interest Expense	-	-	-	(10)	-
Other income (expense)	-	-	-	-	(1)
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	11	3	13	2
Income tax provision (benefit)	-	4	1	-	(1)
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	7	2	13	3
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ 7	$ 2	$ 13	$ 3
=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Gray Hawk Power Corporation	Cedar Bay Cogeneration, Inc.	PG&E Management Services Company	Toyan Enterprises	Spruce Power Corporation
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	10	(5)	-	6	1
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	10	(5)	-	6	1
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	10	(5)	-	6	1
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	10	(5)	-	6	1
Income tax provision (benefit)	5	(2)	-	2	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	5	(3)	-	4	1
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ 5	$ (3)	$ -	$ 4	$ 1
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Merlin Power Corporation	Fellows Generating Company, L.P.	Pelican Power Corporation	Okeelanta Power Limited Partnership	Peregrine Power Corporation
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ -	$ -
=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Heron Power Corporation	Gator Generating Company, L.P.	Jaeger Power Corporation	Falcon Power Corporation	Scrubgrass Power Corp.
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	(1)	5	2
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	(1)	5	2
--------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	(1)	5	2
Interest Income	-	-	-	-	-
Interest Expense	-	-	(1)	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	(2)	5	2
Income tax provision (benefit)	-	-	-	2	1
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	(2)	3	1
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ (2)	$ 3	$ 1
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in milions)
(unaudited)
	Eucalyptus Power Corporation	Citrus Generating Company, L.P.	Cooper's Hawk Power Corporation	Loon Power Corporation	Iroquois Pipeline Investment, LLC
--------------------------------------------------------------------------------------------------------------------------
Operating Revenues
Energy commodities and services	$ -	$ -	$ -	$ -	$ -
Equity in earnings of subsidiaries	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating revenues	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------------
Operating Expenses
Cost of energy commodities and services	-	-	-	-	-
Operating and maintenance	-	-	-	-	-
Depreciation and amortization	-	-	-	-	-
Other operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total operating expenses	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)	-	-	-	-	-
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other income (expense)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes	-	-	-	-	-
Income tax provision (benefit)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) from Continuing Operations	-	-	-	-	-
Cumulative effect of a change in an accounting principle	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)	$ -	$ -	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E National Energy Group, LLC	Eliminations and Adjustments	PG&E National Energy Group, LLC	PG&E National Energy Group, Inc.	PG&E Enterprises
	--------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 725	$ 2	$ -	$ 50	$ -
Restricted cash	141	-	-	-	-
Accounts receivable:
Customers	1,030	(480)	-	155	40
Related parties	41	3	-	-	-
Other	54	(57)	-	-	-
Price risk management	381	(367)	-	-	-
Inventories	125	-	-	-	-
Prepaid expense and other	141	(1)	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total current assets	2,638	(900)	-	205	40
	--------------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	4,541	(1)	-	-	-
Construction work in progress	2,100	1	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	6,641	-	-	-	-
Accumulated depreciation	(887)	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	5,754	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	414	(7,999)	-	2,882	2,519
Price risk management	302	(243)	-	-	-
Other	1,221	(1,275)	-	1,104	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	1,937	(9,517)	-	3,986	2,519
	--------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 10,329	$ (10,417)	$ -	$ 4,191	$ 2,559
	===============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E National Energy Group, LLC	Eliminations and Adjustments	PG&E National Energy Group, LLC	PG&E National Energy Group, Inc.	PG&E Enterprises
	--------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ 330	$ -	$ -	$ 330	$ -
Long-term debt, classified as current	48	1	-	-	-
Accounts Payable:
Trade	958	(533)	-	48	124
Related Parties	40	(1)	-	12	-
Accrued liabilities	336	-	-	24	6
Price risk management	277	(380)	-	-	-
Other	522	4	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	2,511	(909)	-	414	130
	--------------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	3,492	(1,276)	-	1,313	-
Deferred income taxes	681	(5)	-	(4)	-
Price risk management	310	(225)	-	-	-
Other	768	3	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	5,251	(1,503)	-	1,309	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	7,762	(2,412)	-	1,723	130
	--------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	58	-	-	-	-
Common Stockholders' Equity
Common stock	3,086	(7,646)	-	3,086	2,335
Reinvested earnings (accumulated deficit)	(610)	(347)	-	(618)	94
Accumulated other comprehensive income (loss)	33	(12)	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	2,509	(8,005)	-	2,468	2,429
	--------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 10,329	$ (10,417)	$ -	$ 4,191	$ 2,559
	===============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E National Energy Group Holdings Corporation	Properties Holdings, LLC	PG&E Generating Company, LLC	PG&E Generating Services, LLC	PG&E Energy Trading Holdings, LLC
	--------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 10	$ -	$ 109	$ 18	$ 529
Restricted cash	-	-	135	6	-
Accounts receivable:
Customers	67	1	283	83	860
Related parties	-	-	-	-	29
Other	-	-	26	30	55
Price risk management	-	-	221	-	527
Inventories	-	-	83	-	34
Prepaid expense and other	-	-	5	-	131
	--------------------------------------------------------------------------------------------------------------------------------------
Total current assets	77	1	862	137	2,165
	--------------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	49	2,782	60	85
Construction work in progress	-	-	2,000	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	49	4,782	60	85
Accumulated depreciation	-	(3)	(253)	(32)	(22)
	--------------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	46	4,529	28	63
	--------------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	2,622	(23)	413	-	-
Price risk management	-	-	161	-	384
Other	-	1	913	322	39
	--------------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	2,622	(22)	1,487	322	423
	--------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 2,699	$ 25	$ 6,878	$ 487	$ 2,651
	===============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E National Energy Group Holdings Corporation	Properties Holdings, LLC	PG&E Generating Company, LLC	PG&E Generating Services, LLC	PG&E Energy Trading Holdings, LLC
	--------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	7	-	-
Accounts Payable:
Trade	42	2	308	20	882
Related Parties	-	-	7	4	2
Accrued liabilities	(6)	7	106	62	127
Price risk management	-	-	217	-	440
Other	-	-	425	-	90
	--------------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	36	9	1,070	86	1,541
	--------------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	112	13	2,615	221	-
Deferred income taxes	-	(28)	507	(2)	18
Price risk management	-	-	124	-	411
Other	-	(4)	716	5	36
	--------------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	112	(19)	3,962	224	465
	--------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	148	(10)	5,032	310	2,006
	--------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	58	-	-
Common Stockholders' Equity
Common stock	2,460	29	1,666	199	617
Reinvested earnings (accumulated deficit)	91	6	91	(22)	14
Accumulated other comprehensive income (loss)	-	-	31	-	14
	--------------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	2,551	35	1,788	177	645
	--------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 2,699	$ 25	$ 6,878	$ 487	$ 2,651
	===============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Overseas, Inc.	Quantum Ventures	PG&E Gas Transmission Corporation
	-----------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ 3	$ 4
Restricted cash	-	-	-
Accounts receivable:
Customers	-	1	19
Related parties	-	1	9
Other	-	-	-
Price risk management	-	-	-
Inventories	-	-	8
Prepaid expense and other	-	-	6
	-----------------------------------------------------------------------------------------
Total current assets	-	5	46
	-----------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	1,566
Construction work in progress	-	-	99
	-----------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	1,665
Accumulated depreciation	-	-	(577)
	-----------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	1,088
	-----------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-
Price risk management	-	-	-
Other	-	-	117
	-----------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	117
	-----------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ 5	$ 1,251
	====================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Overseas, Inc.	Quantum Ventures	PG&E Gas Transmission Corporation
	-----------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -
Long-term debt, classified as current	-	7	33
Accounts Payable:
Trade	-	26	40
Related Parties	-	2	13
Accrued liabilities	-	3	7
Price risk management	-	-	-
Other	-	2	1
	-----------------------------------------------------------------------------------------
Total current liabilities	-	40	94
	-----------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	4	490
Deferred income taxes	-	(8)	203
Price risk management	-	-	-
Other	-	-	12
	-----------------------------------------------------------------------------------------
Total noncurrent liabilities	-	(4)	705
	-----------------------------------------------------------------------------------------
Total Liabilities	-	36	799
	-----------------------------------------------------------------------------------------
Preferred Stock	-	-	-
Common Stockholders' Equity
Common stock	-	(36)	376
Reinvested earnings (accumulated deficit)	-	5	76
Accumulated other comprehensive income (loss)	-	-	-
	-----------------------------------------------------------------------------------------
Total common stockholders' equity	-	(31)	452
	-----------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ 5	$ 1,251
	====================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Gas Transmission Corporation	Eliminations and Adjustments	PG&E Gas Transmission Corporation	PG&E Gas Transmission Holdings Corporation	North Baja Pipeline, LLC
	--------------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 4	$ (1)	$ 1	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	19	-	-	-	-
Related parties	9	-	-	-	-
Other	-	(1)	-	-	1
Price risk management	-	-	-	-	-
Inventories	8	-	-	-	-
Prepaid expense and other	6	-	-	-	1
	--------------------------------------------------------------------------------------------------------------------------------------------
Total current assets	46	(2)	1	-	2
	--------------------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	1,566	-	-	-	-
Construction work in progress	99	-	5	-	27
	--------------------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	1,665	-	5	-	27
Accumulated depreciation	(577)	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	1,088	-	5	-	27
	--------------------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	(896)	448	21	-
Price risk management	-	-	-	-	-
Other	117	(2)	-	-	1
	--------------------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	117	(898)	448	21	1
	--------------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 1,251	$ (900)	$ 454	$ 21	$ 30
	==================================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Gas Transmission Corporation	Eliminations and Adjustments	PG&E Gas Transmission Corporation	PG&E Gas Transmission Holdings Corporation	North Baja Pipeline, LLC
	--------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	33	-	-	-	-
Accounts Payable:
Trade	40	(1)	1	-	7
Related Parties	13	-	-	-	-
Accrued liabilities	7	-	-	-	-
Price risk management	-	-	-	-	-
Other	1	(1)	1	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	94	(2)	2	-	7
	--------------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	490	-	-	-	1
Deferred income taxes	203	-	-	-	1
Price risk management	-	-	-	-	-
Other	12	(1)	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	705	(1)	-	-	2
	--------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	799	(3)	2	-	9
	--------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	376	(745)	376	20	20
Reinvested earnings (accumulated deficit)	76	(152)	76	1	1
Accumulated other comprehensive income (loss)	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	452	(897)	452	21	21
	--------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 1,251	$ (900)	$ 454	$ 21	$ 30
	===============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	GTN Holdings, LLC	PG&E Gas Transmission, Northwest Corporation	Pacific Gas Transmission International, Inc.	PG&E Gas Transmission Services Company LLC	Pacific Gas Transmission Company	Stanfield Hub Services, LLC
	--------------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ 4	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-	-
Accounts receivable:
Customers	-	19	-	-	-	-
Related parties	-	9	-	-	-	-
Other	-	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Inventories	-	8	-	-	-	-
Prepaid expense and other	-	5	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------------
Total current assets	-	45	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	1,566	-	-	-	-
Construction work in progress	-	67	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	1,633	-	-	-	-
Accumulated depreciation	-	(577)	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	1,056	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	427	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Other	-	116	-	-	-	2
	--------------------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	427	116	-	-	-	2
	--------------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 427	$ 1,217	$ -	$ -	$ -	$ 2
	==================================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	GTN Holdings, LLC	PG&E Gas Transmission, Northwest Corporation	Pacific Gas Transmission International, Inc.	PG&E Gas Transmission Services Company LLC	Pacific Gas Transmission Company	Stanfield Hub Services, LLC
	--------------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	33	-	-	-	-
Accounts Payable:
Trade	-	33	-	-	-	-
Related Parties	-	13	-	-	-	-
Accrued liabilities	-	7	-	-	-	-
Price risk management	-	-	-	-	-	-
Other	-	1	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	87	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	489	-	-	-	-
Deferred income taxes	-	202	-	-	-	-
Price risk management	-	-	-	-	-	-
Other	-	12	-	-	-	1
	--------------------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	703	-	-	-	1
	--------------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	-	790	-	-	-	1
	--------------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-	-
Common Stockholders' Equity
Common stock	352	352	-	-	-	1
Reinvested earnings (accumulated deficit)	75	75	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	427	427	-	-	-	1
	--------------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 427	$ 1,217	$ -	$ -	$ -	$ 2
	==================================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated Quantum Ventures	Eliminations and Adjustments	Quantum Ventures	Real Estate Energy Solutions, LLC	Creston Financial Group, Inc.
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 3	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	1	1	-	-	-
Related parties	1	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Total current assets	5	1	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	25	(25)	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	25	(25)	-	-
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 5	$ 26	$ (25)	$ -	$ -
===========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated Quantum Ventures	Eliminations and Adjustments	Quantum Ventures	Real Estate Energy Solutions, LLC	Creston Financial Group, Inc.
	--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	7	-	-	-	-
Accounts Payable:
Trade	26	-	2	-	-
Related Parties	2	-	-	-	-
Accrued liabilities	3	-	-	-	-
Price risk management	-	-	-	-	-
Other	2	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	40	-	2	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	4	-	4	-	-
Deferred income taxes	(8)	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	(4)	-	4	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	36	-	6	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	(36)	31	(36)	-	-
Reinvested earnings (accumulated deficit)	5	(5)	5	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	(31)	26	(31)	-	-
	--------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 5	$ 26	$ (25)	$ -	$ -
	===========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Barakat & Chamberlin, Inc.	PG&E Energy Services Ventures, Inc.
-----------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ 3
Restricted cash	-	-
Accounts receivable:
Customers	-	-
Related parties	-	1
Other	-	-
Price risk management	-	-
Inventories	-	-
Prepaid expense and other	-	-
-----------------------------------------------------------------
Total current assets	-	4
-----------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-
Construction work in progress	-	-
-----------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-
Accumulated depreciation	-	-
-----------------------------------------------------------------
Net property, plant and equipment	-	-
-----------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-
Price risk management	-	-
Other	-	-
-----------------------------------------------------------------
Total other noncurrent assets	-	-
-----------------------------------------------------------------
TOTAL ASSETS	$ -	$ 4
======================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Barakat & Chamberlin, Inc.	PG&E Energy Services Ventures, Inc.
	-----------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -
Long-term debt, classified as current	-	7
Accounts Payable:
Trade	-	24
Related Parties	-	2
Accrued liabilities	-	3
Price risk management	-	-
Other	-	2
	-----------------------------------------------------------------
Total current liabilities	-	38
	----------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-
Deferred income taxes	-	(8)
Price risk management	-	-
Other	-	-
	-----------------------------------------------------------------
Total noncurrent liabilities	-	(8)
	-----------------------------------------------------------------
Total Liabilities	-	30
	-----------------------------------------------------------------
Preferred Stock	-	-
Common Stockholders' Equity
Common stock	-	(31)
Reinvested earnings (accumulated deficit)	-	5
Accumulated other comprehensive income (loss)	-	-
	-----------------------------------------------------------------
Total common stockholders' equity	-	(26)
	-----------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ 4
	======================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Overseas, Inc.	Eliminations and Adjustments	PG&E Overseas, Inc.	PG&E Overseas, Ltd.	PG&E Pacific I, Ltd.	PG&E Pacific II, Ltd.
-----------------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -	$
Restricted cash	-	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-	-
Related parties	-	-	-	-	-	-
Other	-	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Inventories	-	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-	-
Construction work in progress	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment at original cost)	-	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	1	(1)	-	-	-
Price risk management	-	-	-	-	-	-
Other	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	1	(1)	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ 1	$ (1)	$ -	$ -	$ -
====================================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Overseas, Inc.	Eliminations and Adjustments	PG&E Overseas, Inc.	PG&E Overseas, Ltd.	PG&E Pacific I, Ltd.	PG&E Pacific II, Ltd.
-----------------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	-	-
Related Parties	-	-	-	-	-	-
Accrued liabilities	-	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Other	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Other	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	1	(1)	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	1	(1)	-	-	-
-----------------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ 1	$ (1)	$ -	$ -	$ -
====================================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated Properties Holdings, LLC	Eliminations and Adjustments	Properties Holdings, LLC	Valley Real Estate, Inc.
--------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-
Accounts receivable:
Customers	1	(27)	5	-
Related parties	-	-	-	-
Other	-	-	-	-
Price risk management	-	-	-	-
Inventories	-	-	-	-
Prepaid expense and other	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total current assets	1	(27)	5	-
--------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	49	-	(15)	-
Construction work in progress	-	-	-	-
--------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	49	-	(15)	-
Accumulated depreciation	(3)	(1)	-	-
--------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	46	(1)	(15)	-
--------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	(23)	(79)	50	-
Price risk management	-	-	-	-
Other	1	-	1	-
--------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	(22)	(79)	51	-
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 25	$ (107)	$ 41	$ -
====================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated Properties Holdings, LLC	Eliminations and Adjustments	Properties Holdings, LLC	Valley Real Estate, Inc.
	--------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-
Accounts Payable:
Trade	2	(27)	25	-
Related Parties	-	(6)	-	-
Accrued liabilities	7	(1)	7	-
Price risk management	-	-	-	-
Other	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------
Total current liabilities	9	(34)	32	-
	--------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	13	6	-	-
Deferred income taxes	(28)	-	(22)	-
Price risk management	-	-	-	-
Other	(4)	(4)	-	-
	--------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	(19)	2	(22)	-
	--------------------------------------------------------------------------------------------------------------------
Total Liabilities	(10)	(32)	10	-
	--------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-
Common Stockholders' Equity
Common stock	29	(68)	29	-
Reinvested earnings (accumulated deficit)	6	(7)	2	-
Accumulated other comprehensive income (loss)	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	35	(75)	31	-
	--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 25	$ (107)	$ 41	$ -
	====================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Alhambra Pacific Joint Venture	BPS I, Inc.	Conaway Conservancy Group Joint Venture	The Conaway Ranch Company
	-----------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-
Accounts receivable:
Customers	-	2	21	-
Related parties	-	-	-	-
Other	-	-	-	-
Price risk management	-	-	-	-
Inventories	-	-	-	-
Prepaid expense and other	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------
Total current assets	-	2	21	-
	-----------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	7	-	39	-
Construction work in progress	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	7	-	39	-
Accumulated depreciation	-	-	(2)	-
	-----------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	7	-	37	-
	-----------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	(2)	-	8
Price risk management	-	-	-	-
Other	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	(2)	-	8
	-----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 7	$ -	$ 58	$ 8
	======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Alhambra Pacific Joint Venture	BPS I, Inc.	Conaway Conservancy Group Joint Venture	The Conaway Ranch Company
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-
Accounts Payable:
Trade	-	-	-	4
Related Parties	1	-	4	-
Accrued liabilities	-	-	-	1
Price risk management	-	-	-	-
Other	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Total current liabilities	1	-	4	5
-----------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	7
Deferred income taxes	-	(3)	-	(3)
Price risk management	-	-	-	-
Other	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	(3)	-	4
-----------------------------------------------------------------------------------------------------------------------
Total Liabilities	1	(3)	4	9
-----------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-
Common Stockholders' Equity
Common stock	6	3	45	(3)
Reinvested earnings (accumulated deficit)	-	-	9	2
Accumulated other comprehensive income (loss)	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	6	3	54	(1)
-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 7	$ -	$ 58	$ 8
======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	DPR, Inc.	Oat Creek Associates Joint Venture	Marengo Ranch Joint Venture	Gilia Enterprises
---------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-
Accounts receivable:
Customers	-	-	-	-
Related parties	-	-	-	-
Other	-	-	-	-
Price risk management	-	-	-	-
Inventories	-	-	-	-
Prepaid expense and other	-	-	-	-
---------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-
---------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	1	17	-
Construction work in progress	-	-	-	-
---------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	1	17	-
Accumulated depreciation	-	-	-	-
---------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	1	17	-
---------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-
Price risk management	-	-	-	-
Other	-	-	-	-
---------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-
---------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ 1	$ 17	$ -
==================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	DPR, Inc.	Oat Creek Associates Joint Venture	Marengo Ranch Joint Venture	Gilia Enterprises
----------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-
Accounts Payable:
Trade	-	-	-	-
Related Parties	-	1	-	-
Accrued liabilities	-	-	-	-
Price risk management	-	-	-	-
Other	-	-	-	-
-------------------------------------------------------------------------------------------------------------
Total current liabilities	-	1	-	-
-------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-
Deferred income taxes	-	-	-	-
Price risk management	-	-	-	-
Other	-	-	-	-
-------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-
-------------------------------------------------------------------------------------------------------------
Total Liabilities	-	1	-	-
-------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-
Common Stockholders' Equity
Common stock	-	-	17	-
Reinvested earnings (accumulated deficit)	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-
-------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	17	-
-------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ 1	$ 17	$ -
================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Energy Trading Holdings, LLC	Eliminations and Adjustments	PG&E Energy Trading Holdings, LLC	PG&E Energy Trading Holdings Corporation	PG&E ET Investments Corporation
	-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$529	$(2)	$-	$438	$-
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	860	152	-	(309)	-
Related parties	29	(1)	-	-	-
Other	55	(19)	-	19	-
Price risk management	527	(70)	-	-	-
Inventories	34	(1)	-	-	-
Prepaid expense and other	131	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total current assets	2,165	59	-	148	-
	-----------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	85	-	-	-	-
Construction work in progress	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	85	-	-	-	-
Accumulated depreciation	(22)	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	63	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	(1,561)	631	516	182
Price risk management	384	-	-	-	-
Other	39	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	423	(1,561)	631	516	182
	-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 2,651	$ (1,502)	$ 631	$ 664	$ 182
	=============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Energy Trading Holdings, LLC	Eliminations and Adjustments	PG&E Energy Trading Holdings, LLC	PG&E Energy Trading Holdings Corporation	PG&E ET Investments Corporation
	-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	882	148	-	2	-
Related Parties	2	-	-	-	-
Accrued liabilities	127	-	-	36	47
Price risk management	440	(70)	-	-	-
Other	90	(19)	-	-	19
	----------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	1,541	59	-	38	66
	-----------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	18	-	-	(5)	(12)
Price risk management	411	-	-	-	-
Other	36	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	465	-	-	(5)	(12)
	-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	2,006	59	-	33	54
	-----------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	617	(1,569)	617	617	132
Reinvested earnings (accumulated deficit)	14	7	14	14	7
Accumulated other comprehensive income (loss)	14	1	-	-	(11)
	-----------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	645	(1,561)	631	631	128
	-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 2,651	$ (1,502)	$ 631	$ 664	$ 182
	=============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Energy Trading - Power, L.P.	PG&E ET Synfuel #2, LLC	PG&E ET Synfuel Company 166, LLC	PG&E Energy Trading, Canada Corporation	True Quote LLC
	-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ 14	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	538	-	-	223	-
Related parties	-	-	-	-	-
Other	55	-	-	-	-
Price risk management	399	-	-	42	-
Inventories	4	-	-	22	-
Prepaid expense and other	90	-	-	12	-
	-----------------------------------------------------------------------------------------------------------------------------
Total current assets	1,086	-	-	313	-
	-----------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	58	-	-	1	-
Construction work in progress	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	58	-	-	1	-
Accumulated depreciation	(5)	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	53	-	-	1	-
	-----------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Price risk management	326	-	-	4	-
Other	11	-	-	2	-
	-----------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	337	-	-	6	-
	-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 1,476	$ -	$ -	$ 320	$ -
	=========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Energy Trading - Power, L.P.	PG&E ET Synfuel #2, LLC	PG&E ET Synfuel Company 166, LLC	PG&E Energy Trading, Canada Corporation	True Quote LLC
	-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	438	-	-	244	-
Related Parties	-	-	-	-	-
Accrued liabilities	10	-	-	-	-
Price risk management	386	-	-	34	-
Other	52	-	-	6	-
	-----------------------------------------------------------------------------------------------------------------------------
Total current liabilities	886	-	-	284	-
	-----------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	-	5	-
Price risk management	342	-	-	6	-
Other	35	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	377	-	-	11	-
	-----------------------------------------------------------------------------------------------------------------------------
Total Liabilities	1,263	-	-	295	-
	-----------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	217	-	-	23	-
Reinvested earnings (accumulated deficit)	(31)	-	-	5	-
Accumulated other comprehensive income (loss)	27	-	-	(3)	-
	-----------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	213	-	-	25	-
	-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 1,476	$ -	$ -	$ 320	$ -
	=========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	CEG Energy Options Inc.	PG&E Energy Trading - Gas Corporation	PG&E International, Inc.	PG&E International Development Holdings, LLC	Gannet Power Corporation
	--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	188	2	-	-
Related parties	-	30	-	-	-
Other	-	-	-	-	-
Price risk management	-	156	-	-	-
Inventories	-	9	-	-	-
Prepaid expense and other	-	29	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Total current assets	-	412	2	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	26	-	-	-
Construction work in progress	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	26	-	-	-
Accumulated depreciation	-	(17)	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	9	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	28	66	-	-
Price risk management	-	54	-	-	-
Other	-	26	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	108	66	-	-
	--------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ 529	$ 68	$ -	$ -
	===========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	CEG Energy Options Inc.	PG&E Energy Trading - Gas Corporation	PG&E International, Inc.	PG&E International Development Holdings, LLC	Gannet Power Corporation
	--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	(18)	1	-	(1)
Related Parties	-	2	-	-	-
Accrued liabilities	-	23	-	-	(1)
Price risk management	-	90	-	-	-
Other	-	32	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	129	1	-	(2)
	--------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	30	-	-	-
Price risk management	-	63	-	-	-
Other	-	1	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	94	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	-	223	1	-	(2)
	--------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	292	75	-	2
Reinvested earnings (accumulated deficit)	-	14	(8)	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	306	67	-	2
	--------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ 529	$ 68	$ -	$ -
	===========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Overseas Holdings I, Ltd.	PG&E Overseas Holdings II, Ltd.	PG&E Corporation Australian Holdings Pty, Ltd.	PG&E Energy Trading Australia Pty, Ltd.	PG&E Corporation Australia Pty, Ltd.	Rock- savage Services I, Inc.
--------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 76	$ -	$ 3	$ -	$ -	$ -
Restricted cash	-	-	-	-	-	-
Accounts receivable:
Customers	-	-	66	-	-	-
Related parties	-	-	-	-	-	-
Other	-	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Inventories	-	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------------
Total current assets	76	-	69	-	-	-
--------------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-	-
Construction work in progress	-	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	69	69	-	-	-	-
Price risk management	-	-	-	-	-	-
Other	-	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	69	69	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 145	$ 69	$ 69	$ -	$ -	$ -
===============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Overseas Holdings I, Ltd.	PG&E Overseas Holdings II, Ltd.	PG&E Corporation Australian Holdings Pty, Ltd.	PG&E Energy Trading Australia Pty, Ltd.	PG&E Corporation Australia Pty, Ltd.	Rock- savage Services I, Inc.
	--------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-	-
Accounts Payable:
Trade	68	-	-	-	-	-
Related Parties	-	-	-	-	-	-
Accrued liabilities	12	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Other	-	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	80	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-
Price risk management	-	-	-	-	-	-
Other	-	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	80	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-	-
Common Stockholders' Equity
Common stock	73	69	69	-	-	-
Reinvested earnings (accumulated deficit)	(8)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	65	69	69	-	-	-
	--------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 145	$ 69	$ 69	$ -	$ -	$ -
	===============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Generating Services, LLC	Eliminations and Adjustments	PG&E Generating Services, LLC	J. Makowski Pittsfield, Inc.	J. Makowski Services, Inc.
	----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 18	$ -	$ -	$ -	$ -
Restricted cash	6	-	-	-	-
Accounts receivable:
Customers	83	(51)	46	(2)	2
Related parties	-	-	-	-	-
Other	30	15	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Total current assets	137	(36)	46	(2)	2
	----------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	60	-	-	-	-
Construction work in progress	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	60	-	-	-	-
Accumulated depreciation	(32)	-	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	28	-	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	(270)	121	-	-
Price risk management	-	-	-	-	-
Other	322	(1)	-	1	1
	----------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	322	(271)	121	1	1
	----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 487	$ (307)	$ 167	$ (1)	$ 3
	=============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Generating Services, LLC	Eliminations and Adjustments	PG&E Generating Services, LLC	J. Makowski Pittsfield, Inc.	J. Makowski Services, Inc.
	----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	20	(37)	(5)	-	1
Related Parties	4		-	-	-
Accrued liabilities	62	-	1	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	86	(37)	(4)	-	1
	----------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	221	-	-	-	-
Deferred income taxes	(2)	-	(6)	-	1
Price risk management	-	-	-	-	-
Other	5	-	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	224	-	(6)	-	1
	----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	310	(37)	(10)	-	2
	----------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	199	(329)	199	(1)	1
Reinvested earnings (accumulated deficit)	(22)	59	(22)	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	177	(270)	177	(1)	1
	----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 487	$ (307)	$ 167	$ (1)	$ 3
	=============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	JMCS I Management, Inc.	PG&E Construction Agency Services I, LLC	PG&E Construction Agency Services II, LLC	Master Turbine Trust I, Ltd.	Master Turbine Trust II, Ltd.
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	2	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	2	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 2	$ -	$ -	$ -	$ -
===========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	JMCS I Management, Inc.	PG&E Construction Agency Services I, LLC	PG&E Construction Agency Services II, LLC	Master Turbine Trust I, Ltd.	Master Turbine Trust II, Ltd.
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	1	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	1	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	1	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	1	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	1	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 2	$ -	$ -	$ -	$ -
===========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E National Energy Group Construction Company, LLC	NEG Construction Finance Company, LLC	PTP Services, LLC	PG&E Operating Services Holdings, Inc.	USOSC Holdings, Inc.
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	4	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	4	-
-----------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	146	-
Price risk management	-	-	-	-	-
Other	221	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	221	-	-	146	-
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 221	$ -	$ -	$ 150	$ -
==========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E National Energy Group Construction Company, LLC	NEG Construction Finance Company, LLC	PTP Services, LLC	PG&E Operating Services Holdings, Inc.	USOSC Holdings, Inc.
	-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	19	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	-	9	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	28	-
	-----------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	221	-	-	-	-
Deferred income taxes	-	-	-	2	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	221	-	-	2	-
	-----------------------------------------------------------------------------------------------------------------------------
Total Liabilities	221	-	-	30	-
	-----------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	-	-	142	-
Reinvested earnings (accumulated deficit)	-	-	-	(22)	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	-	120	-
	-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 221	$ -	$ -	$ 150	$ -
	==========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Operating Services Company	USGen Holdings, Inc.	PG&E National Energy Group Company	First Oregon Land Corporation	Topaz Power Corporation
	--------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 7	$ -	$ 11	$ -	$ -
Restricted cash	-	-	6	-	-
Accounts receivable:
Customers	21	-	63	-	-
Related parties	-	-	-	-	-
Other	9	-	6	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------
Total current assets	37	-	86	-	-
	--------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	60	-	-
Construction work in progress	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	60	-	-
Accumulated depreciation	-	-	(32)	-	-
	--------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	28	-	-
	--------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	3	-	-	-
Price risk management	-	-	-	-	-
Other	12	-	86	-	-
	--------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	12	3	86	-	-
	--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 49	$ 3	$ 200	$ -	$ -
	====================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Operating Services Company	USGen Holdings, Inc.	PG&E National Energy Group Company	First Oregon Land Corporation	Topaz Power Corporation
	--------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	15	8	19	-	-
Related Parties	-	-	4	-	-
Accrued liabilities	5	-	47	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------
Total current liabilities	20	8	70	-	-
	--------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	5	-	-
	-------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	5	-	-
	-------------------------------------------------------------------------------------------------------------------
Total Liabilities	20	8	75	-	-
	------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	16	(4)	174	-	-
Reinvested earnings (accumulated deficit)	13	(1)	(49)	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	29	(5)	125	-	-
	--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 49	$ 3	$ 200	$ -	$ -
	====================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Carneys Point Generating Company	Garnet Power Corporation	PG&E National Energy Group Acquisition Company, LLC
---------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -
Restricted cash	-	-	-
Accounts receivable:
Customers	-	-	-
Related parties	-	-	-
Other	-	-	-
Price risk management	-	-	-
Inventories	-	-	-
Prepaid expense and other	-	-	-
---------------------------------------------------------------------------
Total current assets	-	-	-
---------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-
Construction work in progress	-	-	-
---------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-
Accumulated depreciation	-	-	-
---------------------------------------------------------------------------
Net property, plant and equipment	-	-	-
---------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-
Price risk management	-	-	-
Other	-	-	-
--------------------------------------------------------------------------
Total other noncurrent assets	-	-	-
--------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -
============================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Carneys Point Generating Company	Garnet Power Corporation	PG&E National Energy Group Acquisition Company, LLC
---------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-
Accounts Payable:
Trade	-	-	-
Related Parties	-	-	-
Accrued liabilities	-	-	-
Price risk management	-	-	-
Other	-	-	-
--------------------------------------------------------------------------
Total current liabilities	-	-	-
---------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-
Deferred income taxes	-	-	-
Price risk management	-	-	-
Other	-	-	-
---------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-
---------------------------------------------------------------------------
Total Liabilities	-	-	-
-------------------------------------------------------------------------
Preferred Stock	-	-	-
Common Stockholders' Equity
Common stock	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-
Accumulated other comprehensive income (loss)	-	-	-
---------------------------------------------------------------------------
Total common stockholders' equity	-	-	-
---------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -
============================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Generating Company, LLC	Eliminations and Adjustments	PG&E Generating Company, LLC	PG&E Generating Energy Group, LLC	PG&E Generating Energy Holdings, Inc.
	----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 109	$ (49)	$ 10	$ -	$ -
Restricted cash	135	1	-	-	-
Accounts receivable:
Customers	283	(942)	53	115	-
Related parties	-	-	-	-	-
Other	26	1	-	-	-
Price risk management	221	(71)	-	-	-
Inventories	83	(58)	-	-	-
Prepaid expense and other	5	(2)	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Total current assets	862	(1,120)	63	115	-
	----------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	2,782	(1,797)	-	-	-
Construction work in progress	2,000	(20)	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	4,782	(1,817)	-	-	-
Accumulated depreciation	(253)	215	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	4,529	(1,602)	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	413	(5,448)	2,153	1,787	2
Price risk management	161	28	-	-	-
Other	913	(1,024)	313	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	1,487	(6,444)	2,466	1,787	2
	----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 6,878	$ (9,166)	$ 2,529	$ 1,902	$ 2
	=============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Generating Company, LLC	Eliminations and Adjustments	PG&E Generating Company, LLC	PG&E Generating Energy Group, LLC	PG&E Generating Energy Holdings, Inc.
	-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	7	-	-	-	-
Accounts Payable:
Trade	308	(776)	161	54	2
Related Parties	7	-	3	-	-
Accrued liabilities	106	(43)	-	-	-
Price risk management	217	(50)	-	-	-
Other	425	(116)	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	1,070	(985)	164	54	2
	-----------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	2,615	(592)	620	-	-
Deferred income taxes	507	(128)	(13)	-	-
Price risk management	124	(20)	-	-	-
Other	716	(689)	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	3,962	(1,429)	607	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	5,032	(2,414)	771	54	2
	-----------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	58	-	-	-	-
Common Stockholders' Equity
Common stock	1,666	(6,294)	1,666	1,764	-
Reinvested earnings (accumulated deficit)	91	(471)	92	84	-
Accumulated other comprehensive income (loss)	31	13	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	1,788	(6,752)	1,758	1,848	-
	-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 6,878	$ (9,166)	$ 2,529	$ 1,902	$ 2
	=============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Spencer Station Power Corporation	Spencer Station Generating Company, L.P.	Badger Power Corporation	Badger Generating Company, LLC	Mid- Columbia Power Corporation
	----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	11	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Total current assets	-	11	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	1	-	-	-
Construction work in progress	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	1	-	-	-
Accumulated depreciation	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	1	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	(1)	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	(1)	-	-	-	-
	----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ (1)	$ 12	$ -	$ -	$ -
	=============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Spencer Station Power Corporation	Spencer Station Generating Company, L.P.	Badger Power Corporation	Badger Generating Company, LLC	Mid- Columbia Power Corporation
	-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	(1)	3	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	(1)	1	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	(2)	4	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	10	-	-	-
Deferred income taxes	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	10	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	(2)	14	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	5	5	-	-	-
Reinvested earnings (accumulated deficit)	(4)	(7)	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	1	(2)	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ (1)	$ 12	$ -	$ -	$ -
	=============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	MidColumbia Generating Company, LLC	Black Hawk III Power Corporation	Lake Road Power I, LLC	Harlan Power Corporation	Umatilla Generating Company, L.P.
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ -
=============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	MidColumbia Generating Company, LLC	Black Hawk III Power Corporation	Lake Road Power I, LLC	Harlan Power Corporation	Umatilla Generating Company, L.P.
	-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	5	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	5	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	(13)	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	(13)	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities	-	(8)	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	8	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	8	-	-	-
	-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ -
	=============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Morrow Power Corporation	Morrow Generating Company, LLC	Peach IV Power Corporation	Lake Road Power II, LLC	Lake Road Generating Company, L.P.
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	1
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	1
--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ 1
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Morrow Power Corporation	Morrow Generating Company, LLC	Peach IV Power Corporation	Lake Road Power II, LLC	Lake Road Generating Company, L.P.
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	2
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	5	-	-
Price risk management	-	-	-	-	20
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	5	-	22
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	(12)	-	-
Price risk management	-	-	-	-	17
Other	-	-	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	(12)	-	17
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	-	-	(7)	-	39
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	7	-	(38)
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	7	-	(38)
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ 1
	=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Lake Road Trust, Ltd.	Juniper Power Corporation	Plover Power Corporation	Beech Power Corporation	Mantua Creek Generating Company, L.P.
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	18	-	-	-	-
Accounts receivable:
Customers	5	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current assets	23	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	418	-	-	-	168
--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	418	-	-	-	168
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	418	-	-	-	168
--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 441	$ -	$ -	$ -	$ 168
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Lake Road Trust, Ltd.	Juniper Power Corporation	Plover Power Corporation	Beech Power Corporation	Mantua Creek Generating Company, L.P.
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	22	-	-	-	3
Related Parties	-	-	-	-	-
Accrued liabilities	3	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	25	-	-	-	3
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	417	-	-	-	165
Deferred income taxes	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	417	-	-	-	165
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	442	-	-	-	168
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	-	-	-	-
Reinvested earnings (accumulated deficit)	(1)	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	(1)	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 441	$ -	$ -	$ -	$ 168
	=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Mantua Creek Urban Renewal, L.P.	First Arizona Land Corporation	First California Land Corporation	White Pine Generating Company, LLC	USGen New England, Inc.
	--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ 51
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	238
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	145
Inventories	-	-	-	-	57
Prepaid expense and other	-	-	-	-	2
	--------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	493
	--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	1,796
Construction work in progress	-	-	-	-	19
	--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	1,815
Accumulated depreciation	-	-	-	-	(215)
	--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	1,600
	--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	2
Price risk management	-	-	-	-	57
Other	-	-	-	-	504
	--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	563
	--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ 2,656
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Mantua Creek Urban Renewal, L.P.	First Arizona Land Corporation	First California Land Corporation	White Pine Generating Company, LLC	USGen New England, Inc.
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	84
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	-	-	44
Price risk management	-	-	-	-	107
Other	-	-	-	-	116
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	351
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	75
Deferred income taxes	-	-	-	-	181
Price risk management	-	-	-	-	45
Other	-	-	-	-	689
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	990
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	-	-	-	-	1,341
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	-	-	-	1,164
Reinvested earnings (accumulated deficit)	-	-	-	-	100
Accumulated other comprehensive income (loss)	-	-	-	-	51
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	-	-	1,315
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ 2,656
	=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	First Massachusetts Land Company, LLC	USGen Services Company, LLC	PG&E Generating New England, Inc.	PG&E Generating New England, LLC	Attala Energy Company, LLC
	--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ 52	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	237	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	145	-	-	-
Inventories	-	57	-	-	-
Prepaid expense and other	-	2	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current assets	-	493	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	2	1,798	-	-	-
Construction work in progress	-	19	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	2	1,817	-	-	-
Accumulated depreciation	-	(215)	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	2	1,602	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Price risk management	-	57	-	-	-
Other	-	504	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	561	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 2	$ 2,656	$ -	$ -	$ -
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	First Massachusetts Land Company, LLC	USGen Services Company, LLC	PG&E Generating New England, Inc.	PG&E Generating New England, LLC	Attala Energy Company, LLC
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	84	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	44	-	-	-
Price risk management	-	107	-	-	-
Other	-	116	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	351	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	75	-	-	-
Deferred income taxes	-	181	-	-	-
Price risk management	-	45	-	-	-
Other	-	689	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	990	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	-	1,341	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	2	1,164	-	-	-
Reinvested earnings (accumulated deficit)	-	100	-	-	-
Accumulated other comprehensive income (loss)	-	51	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	2	1,315	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 2	$ 2,656	$ -	$ -	$ -
	=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Attala Power Corporation	Attala Generating Company, LLC	Kentucky Hydro Holdings, LLC	San Gorgonio Power Corporation	Mountain View Power Partners, LLC
	--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ 4	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	313	-	-	-	3
Related parties	-	-	-	-	-
Other	-	3	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	11	-	-	-
Prepaid expense and other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current assets	313	18	-	-	3
	--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	334	-	-	57
Construction work in progress	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	334	-	-	57
Accumulated depreciation	-	(4)	-	-	(1)
	--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	330	-	-	56
	--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	26	-	-	86	-
Price risk management	-	-	-	-	-
Other	-	2	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	26	2	-	86	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 339	$ 350	$ -	$ 86	$ 59
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Attala Power Corporation	Attala Generating Company, LLC	Kentucky Hydro Holdings, LLC	San Gorgonio Power Corporation	Mountain View Power Partners, LLC
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	(6)	320	-	-	4
Related Parties	4	-	-	-	-
Accrued liabilities	(4)	4	-	(6)	-
Price risk management	-	-	-	-	-
Other	309	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	303	324	-	(6)	4
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	3	-	-	6	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	3	-	-	6	-
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	306	324	-	-	4
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	43	43	-	85	55
Reinvested earnings (accumulated deficit)	(10)	(17)	-	1	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	33	26	-	86	55
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 339	$ 350	$ -	$ 86	$ 59
	=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Mountain View Power Partners II, LLC	GenHoldings I, LLC	Osprey Power Corporation	Magnolia Power Corporation	Millennium Power Partners, L.P.
	--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ 12
Restricted cash	-	7	-	-	-
Accounts receivable:
Customers	1	-	8	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	9
Prepaid expense and other	-	-	-	-	1
	--------------------------------------------------------------------------------------------------------------------------
Total current assets	1	7	8	-	22
	--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	31	-	-	-	219
Construction work in progress	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	31	-	-	-	219
Accumulated depreciation	-	-	-	-	(3)
	--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	31	-	-	-	216
	--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	398	124	61	-
Price risk management	-	-	-	-	-
Other	-	449	103	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	847	227	61	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 32	$ 854	$ 235	$ 61	$ 238
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Mountain View Power Partners II, LLC	GenHoldings I, LLC	Osprey Power Corporation	Magnolia Power Corporation	Millennium Power Partners, L.P.
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	2	7	7	3	10
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	(5)	(3)	2
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	2	7	2	-	12
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	449	-	-	103
Deferred income taxes	-	(2)	62	(2)	-
Price risk management	-	4	-	-	-
Other	-	-	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	451	62	(2)	103
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	2	458	64	(2)	115
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	30	399	168	63	123
Reinvested earnings (accumulated deficit)	-	(1)	3	-	-
Accumulated other comprehensive income (loss)	-	(2)	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	30	396	171	63	123
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 32	$ 854	$ 235	$ 61	$ 238
	=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Black Hawk Power Corporation	Peach I Power Corporation	Athens Generating Company, L.P.	Long Creek Power Corporation	Long Creek Generating Company, LLC
	--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	41	-	-
Accounts receivable:
Customers	-	-	9	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	50	-	-
	--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	364	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	364	-	-
Accumulated depreciation	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	364	-	-
	--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	107	103	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	107	103	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 107	$ 103	$ 414	$ -	$ -
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Black Hawk Power Corporation	GenHoldings I, LLC	Osprey Power Corporation	Magnolia Power Corporation	Millennium Power Partners, L.P.
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	2	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	1	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	3	-	-
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	201	-	-
Deferred income taxes	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	201	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	-	-	204	-	-
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	107	103	210	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	107	103	210	-	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 107	$ 103	$ 414	$ -	$ -
	=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	La Paloma Power Corporation	La Paloma Generating Company, LLC	La Paloma Generating Trust, Ltd.	Liberty Generating Corporation	Liberty Urban Renewal, LLC
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	26	-	-
Accounts receivable:
Customers	-	-	3	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	29	-	-
--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	593	-	-
--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	593	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	593	-	-
--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ 622	$ -	$ -
=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	La Paloma Power Corporation	La Paloma Generating Company, LLC	La Paloma Generating Trust, Ltd.	Liberty Generating Corporation	Liberty Urban Renewal, LLC
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	30	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	4	-	-
Price risk management	-	27	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	27	34	-	-
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	588	-	-
Deferred income taxes	(18)	-	-	-	-
Price risk management	-	25	-	-	-
Other	-	-	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	(18)	25	588	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	(18)	52	622	-	-
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	18	(52)	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	18	(52)	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ 622	$ -	$ -
	=======================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Liberty Generating Company	Otay Mesa Power Corporation	Bluebonnet Power Corporation	Bluebonnet Generating Company, LLC	Harquahala Power Corporation
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	18
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	18
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ 18
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Liberty Generating Company	Otay Mesa Power Corporation	Bluebonnet Power Corporation	Bluebonnet Generating Company, LLC	Harquahala Power Corporation
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	-	-	-	18
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	-	-	18
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ 18
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Harquahala Generating Company, LLC	Harquahala Generating Trust, Ltd.	Madison Wind Power Corporation	Madison Windpower LLC	Okeechobee Power Corporation
	--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 1	$ -	$ -	$ 1	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current assets	1	-	-	1	-
	--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	16	-
Construction work in progress	241	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	241	-	-	16	-
Accumulated depreciation	-	-	-	(1)	-
	--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	241	-	-	15	-
	--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	16	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	16	-	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 242	$ -	$ 16	$ 16	$ -
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Harquahala Generating Company, LLC	Harquahala Generating Trust, Ltd.	Madison Wind Power Corporation	Madison Windpower LLC	Okeechobee Power Corporation
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	12	-	(1)	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	12	-	(1)	-	-
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	212	-	-	-	-
Deferred income taxes	-	-	2	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	212	-	2	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	224	-	1	-	-
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	18	-	15	16	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	18	-	15	16	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 242	$ -	$ 16	$ 16	$ -
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Okeechobee Generating Company, LLC	PG&E Dispersed Power Corporation	PG&E Dispersed Generating Company, LLC	Plains End, LLC	Covert Power Corporation
	--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ 1	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	2	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	1	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current assets	-	2	2	-	-
	--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	154	1	-
Construction work in progress	-	-	2	43	-
	--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	156	44	-
Accumulated depreciation	-	-	(2)	-	-
	--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	154	44	-
	--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	162	17	-	-
Price risk management	-	-	-	2	-
Other	-	1	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	163	17	2	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ 165	$ 173	$ 46	$ -
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Okeechobee Generating Company, LLC	PG&E Dispersed Power Corporation	PG&E Dispersed Generating Company, LLC	Plains End, LLC	Covert Power Corporation
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	187	2	1	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	(11)	6	4	-
Price risk management	-	-	-	1	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	176	8	6	-
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	23	-
Deferred income taxes	-	(1)	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	(1)	-	23	-
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	-	175	8	29	-
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	(5)	172	16	-
Reinvested earnings (accumulated deficit)	-	(5)	(8)	-	-
Accumulated other comprehensive income (loss)	-	-	1	1	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	(10)	165	17	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ 165	$ 173	$ 46	$ -
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Covert Generating Company, LLC	Goose Lake Power Corporation	Goose Lake Generating Company, LLC	Meadow Valley Power Corporation	Meadow Valley Generating Company, LLC
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ 1	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Other	22	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current assets	23	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	153	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	153	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	153	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 176	$ -	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Covert Generating Company, LLC	Goose Lake Power Corporation	Goose Lake Generating Company, LLC	Meadow Valley Power Corporation	Meadow Valley Generating Company, LLC
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	3	-	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	5	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	8	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	168	-	-	-	-
Deferred income taxes	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	168	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	176	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	-	-	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 176	$ -	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Generating Power Group, LLC	Aplomado Power Corporation	Beale Generating Company	Indian Orchard Generating Company, Inc.	JMC Altresco, Inc.
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ 1	$ 9	$ 4
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	187	3	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current assets	187	3	1	9	4
--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	148	56	87	17	43
Price risk management	-	-	-	-	-
Other	-	-	51	-	-
--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	148	56	138	17	43
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 335	$ 59	$ 139	$ 26	$ 47
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Generating Power Group, LLC	Aplomado Power Corporation	Beale Generating Company	Indian Orchard Generating Company, Inc.	JMC Altresco, Inc.
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	7	11	32	8	3
Related Parties	-	-	-	-	-
Accrued liabilities	-	1	(1)	(1)	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	7	12	31	7	3
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	50	(2)	9	-
Price risk management	-	-	-	-	-
Other	12	-	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	12	50	(2)	9	-
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	19	62	29	16	3
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	249	(3)	77	1	28
Reinvested earnings (accumulated deficit)	67	-	33	11	16
Accumulated other comprehensive income (loss)	-	-	-	(2)	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	316	(3)	110	10	44
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 335	$ 59	$ 139	$ 26	$ 47
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Altresco, Inc.	Berkshire Pittsfield, Inc.	Berkshire Feedline Acquisition Limited Partnership	Pittsfield Partners, Inc.	Pittsfield Generating Company, L.P.
	--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	14
Accounts receivable:
Customers	4	-	-	-	15
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	2
Inventories	-	-	-	-	7
Prepaid expense and other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current assets	4	-	-	-	38
	--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	16
Construction work in progress	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	16
Accumulated depreciation	-	-	-	-	(5)
	--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	11
	--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	46	5	13	-	-
Price risk management	-	-	-	-	17
Other	3	-	-	-	7
	--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	49	5	13	-	24
	--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 53	$ 5	$ 13	$ -	$ 73
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Altresco, Inc.	Berkshire Pittsfield, Inc.	Berkshire Feedline Acquisition Limited Partnership	Pittsfield Partners, Inc.	Pittsfield Generating Company, L.P.
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	2	-	-	-	14
Related Parties	-	-	-	-	-
Accrued liabilities	2	-	-	-	9
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	4	-	-	-	23
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	8	-	3
Deferred income taxes	8	2	-	-	-
Price risk management	-	-	-	-	-
Other	-	2	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	8	4	8	-	3
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	12	4	8	-	26
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	26	1	4	-	21
Reinvested earnings (accumulated deficit)	15	-	1	-	26
Accumulated other comprehensive income (loss)	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	41	1	5	-	47
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 53	$ 5	$ 13	$ -	$ 73
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	JMC Iroquois, Inc.	JMC Selkirk Holdings, Inc.	JMC Selkirk, Inc.	JMCS I Holdings, Inc.	Orchard Gas Corporation
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ 11	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	3
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	11	-	3
--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	11	24	51	(4)	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	11	24	51	(4)	-
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 11	$ 24	$ 62	$ (4)	$ 3
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	JMC Iroquois, Inc.	JMC Selkirk Holdings, Inc.	JMC Selkirk, Inc.	JMCS I Holdings, Inc.	Orchard Gas Corporation
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	7	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	5	-	3
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	12	-	3
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	4	-	25	(1)	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	4	-	25	(1)	-
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	4	-	37	(1)	3
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	5	18	21	(3)	-
Reinvested earnings (accumulated deficit)	2	6	6	-	-
Accumulated other comprehensive income (loss)	-	-	(2)	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	7	24	25	(3)	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 11	$ 24	$ 62	$ (4)	$ 3
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Mason Generating Company	J. Makowski Associates, Inc.	Eagle Power Corporation	Granite Generating Company, L.P.	Granite Water Supply Company, Inc.
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	4	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current assets	4	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	1	-	56	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	1	-	56	-	-
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 5	$ -	$ 56	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Mason Generating Company	J. Makowski Associates, Inc.	Eagle Power Corporation	Granite Generating Company, L.P.	Granite Water Supply Company, Inc.
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	1	-	(7)	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	(1)	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	1	(1)	(7)	-	-
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	1	-	37	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	1	-	37	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	2	(1)	30	-	-
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	(3)	1	15	-	-
Reinvested earnings (accumulated deficit)	6	-	11	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	3	1	26	-	-
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 5	$ -	$ 56	$ -	$ -
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Keystone Cogeneration Company, L.P.	Larkspur Power Corporation	Buckeye Power Corporation	Hermiston Generating Company, L.P.	Raptor Holdings Company
	--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	27	-
Accounts receivable:
Customers	-	-	-	6	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	1	-
	--------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	34	-
	--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	154	-
Construction work in progress	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	154	-
Accumulated depreciation	-	-	-	(22)	-
	--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	132	-
	--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	45	11	-	26
Price risk management	-	-	-	-	-
Other	-	(4)	3	6	-
	--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	41	14	6	26
	--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ 41	$ 14	$ 172	$ 26
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Keystone Cogeneration Company, L.P.	Larkspur Power Corporation	Buckeye Power Corporation	Hermiston Generating Company, L.P.	Raptor Holdings Company
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	7	-
Accounts Payable:
Trade	-	(2)	-	2	3
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	-	2	(2)
Price risk management	-	-	-	5	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	(2)	-	16	1
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	90	-
Deferred income taxes	-	7	1	-	54
Price risk management	-	-	-	8	-
Other	-	-	-	2	5
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	7	1	100	59
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	-	5	1	116	60
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	36	13	56	(37)
Reinvested earnings (accumulated deficit)	-	7	2	14	3
Accumulated other comprehensive income (loss)	-	(7)	(2)	(14)	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	36	13	56	(34)
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ 41	$ 14	$ 172	$ 26
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Gray Hawk Power Corporation	Cedar Bay Cogeneration, Inc.	PG&E Management Services Company	Toyan Enterprises	Spruce Power Corporation
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	106	(43)	-	33	6
Price risk management	-	-	-	-	-
Other	-	-	-	(5)	-
--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	106	(43)	-	28	6
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ 106	$ (43)	$ -	$ 28	$ 6
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Gray Hawk Power Corporation	Cedar Bay Cogeneration, Inc.	PG&E Management Services Company	Toyan Enterprises	Spruce Power Corporation
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	(11)	9	-	(2)	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	-	1	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	(11)	9	-	(1)	-
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	29	(44)	-	26	-
Price risk management	-	-	-	-	-
Other	4	-	-	-	2
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	33	(44)	-	26	2
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	22	(35)	-	25	2
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	58	-	-	-	-
Common Stockholders' Equity
Common stock	21	(5)	-	(1)	4
Reinvested earnings (accumulated deficit)	5	(3)	-	4	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	26	(8)	-	3	4
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 106	$ (43)	$ -	$ 28	$ 6
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Merlin Power Corporation	Fellows Generating Company, L.P.	Pelican Power Corporation	Okeelanta Power Limited Partnership	Peregrine Power Corporation
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Merlin Power Corporation	Fellows Generating Company, L.P.	Pelican Power Corporation	Okeelanta Power Limited Partnership	Peregrine Power Corporation
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	12	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	12	-	-
--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	-	-	12	-	-
--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	-	(12)	-	-
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	(12)	-	-
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Heron Power Corporation	Gator Generating Company, L.P.	Jaeger Power Corporation	Falcon Power Corporation	Scrubgrass Power Corp.
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	4	-	1
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	4	-	1
--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	22	17	21
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	22	17	21
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ 26	$ 17	$ 22
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Heron Power Corporation	Gator Generating Company, L.P.	Jaeger Power Corporation	Falcon Power Corporation	Scrubgrass Power Corp.
	--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	3	-	15	(3)	6
Related Parties	-	-	-	-	-
Accrued liabilities	9	-	1	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	12	-	16	(3)	6
	--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	15	20	20
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
	-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	15	20	20
	--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	12	-	31	17	26
	--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	(12)	-	(4)	(3)	(5)
Reinvested earnings (accumulated deficit)	-	-	(1)	3	1
Accumulated other comprehensive income (loss)	-	-	-	-	-
	--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	(12)	-	(5)	-	(4)
	--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ 26	$ 17	$ 22
	========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Eucalyptus Power Corporation	Citrus Generating Company, L.P.	Cooper's Hawk Power Corporation	Loon Power Corporation	Iroquois Pipeline Investment, LLC
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Restricted cash	-	-	-	-	-
Accounts receivable:
Customers	-	-	-	-	-
Related parties	-	-	-	-	-
Other	-	-	-	-	-
Price risk management	-	-	-	-	-
Inventories	-	-	-	-	-
Prepaid expense and other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current assets	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Property, Plant, and Equipment
Property, Plant, and Equipment	-	-	-	-	-
Construction work in progress	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment (at original cost)	-	-	-	-	-
Accumulated depreciation	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Other Noncurrent Assets
Investments in subsidiaries	-	-	-	-	2
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total other noncurrent assets	-	-	-	-	2
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS	$ -	$ -	$ -	$ -	$ 2
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING BALANCE SHEETS
DECEMBER 31, 2001
(in milions)
(unaudited)
	Eucalyptus Power Corporation	Citrus Generating Company, L.P.	Cooper's Hawk Power Corporation	Loon Power Corporation	Iroquois Pipeline Investment, LLC
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Current Liabilities
Short-term borrowings	$ -	$ -	$ -	$ -	$ -
Long-term debt, classified as current	-	-	-	-	-
Accounts Payable:
Trade	-	-	-	-	-
Related Parties	-	-	-	-	-
Accrued liabilities	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total current liabilities	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Noncurrent Liabilities
Long-term debt	-	-	-	-	-
Deferred income taxes	-	-	-	-	-
Price risk management	-	-	-	-	-
Other	-	-	-	-	-
-------------------------------------------------------------------------------------------------------------------------
Total noncurrent liabilities	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Preferred Stock	-	-	-	-	-
Common Stockholders' Equity
Common stock	-	-	-	-	2
Reinvested earnings (accumulated deficit)	-	-	-	-	-
Accumulated other comprehensive income (loss)	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Total common stockholders' equity	-	-	-	-	2
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ -	$ -	$ -	$ -	$ 2
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E National Energy Group, LLC	Eliminations and Adjustments	PG&E National Energy Group, LLC	PG&E National Energy Group, Inc.	PG&E Enterprises
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ 2,304	$ (7,243)	$ -	$ 2,310	$ 1,592
Net income (loss)	171	(340)	-	156	94
Other	34	(422)	-	2	743
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 2,509	$ (8,005)	$ -	$ 2,468	$ 2,429
=========================================================================

	PG&E National Energy Group Holdings Corporation	Properties Holdings, LLC	PG&E Generating Company, LLC	PG&E Generating Services, LLC	PG&E Energy Trading Holdings, LLC
--------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ 1,681	$ 67	$ 2,802	$ 141	$ 575
Net income (loss)	91	6	91	(22)	14
Other	779	(37)	(1,104)	57	56
--------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 2,551	$ 36	$ 1,789	$ 176	$ 645
===========================================================================

	PG&E Overseas, Inc.	Quantum Ventures	PG&E Gas Transmission Corporation
--------------------------------------------------------------------------------------
Balance at December 31, 2000	$(1)	$ (7)	$387
Net income (loss)	-	5	76
Other	-	(29)	(11)
--------------------------------------------------------------------------------------
Balance at December 31, 2001	$(1)	$(31)	$452
==================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Gas Transmission Corporation	Eliminations and Adjustments	PG&E Gas Transmission Corporation	PG&E Gas Transmission Holdings Corporation
--------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$387	$(775)	$387	$ -
Net income (loss)	76	(152)	76	1
Other	(11)	30	(11)	20
--------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$452	$(897)	$452	$21
=================================================================

	North Baja Pipeline, LLC	GTN Holdings, LLC	PG&E Gas Transmission, Northwest Corporation	Pacific Gas Transmission International, Inc.
--------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$387	$387	$ -
Net income (loss)	1	75	75	-
Other	20	(35)	(35)	-
--------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$21	$427	$427	$ -
=================================================================

	PG&E Gas Transmission Services Company LLC	Pacific Gas Transmission Company	Stanfield Hub Services, LLC
--------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$1
Net income (loss)	-	-	-
Other	-	-	-
--------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$1
==================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated Quantum Ventures	Eliminations and Adjustments	Quantum Ventures	Real Estate Energy Solutions, LLC
--------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ (7)	$ 2	$ (7)	$ -
Net income (loss)	5	(5)	5	-
Other	(29)	28	(29)	-
--------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ (31)	$25	$(31)	$ -
=================================================================

	Creston Financial Group, Inc.	Barakat & Chamberlin, Inc.	PG&E Energy Services Ventures, Inc.
--------------------------------------------------------------------------------------
Balance at December 31, 2000	$-	$-	$ (2)
Net income (loss)	-	-	5
Other	-	-	(28)
--------------------------------------------------------------------------------------
Balance at December 31, 2001	$-	$-	$(25)
==================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Overseas, Inc.	Eliminations and Adjustments	PG&E Overseas, Ltd.
--------------------------------------------------------------------------------------
Balance at December 31, 2000	$ (1)	$ -	$(1)
Net income (loss)	-	-	-
Other	-	-	-
--------------------------------------------------------------------------------------
Balance at December 31, 2001	$ (1)	$ -	$(1)
==================================================

	PG&E Overseas, Ltd.	PG&E Pacific I, Ltd.	PG&E Pacific II, Ltd.
--------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -
Net income (loss)	-	-	-
Other	-	-	-
--------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -
==================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated Properties Holdings, LLC	Eliminations and Adjustments	Properties Holdings, LLC	Valley Real Estate, Inc.	McSweeney Ranch Joint Venture
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ 67	$ (3)	$ -	$ -	$ -
Net income (loss)	6	(7)	2	-	-
Other	(37)	(64)	29	-	-
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 36	$(74)	$31	$ -	$ -
=========================================================================

	Rancho Murieta Joint Venture	Alhambra Pacific Joint Venture	BPS I, Inc.	Conaway Conservancy Group Joint Venture	The Conaway Ranch Company
--------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$6	$ 4	$ 45	$(3)
Net income (loss)	-	-	-	9	2
Other	-	-	(1)	-	-
--------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$6	$ 3	$ 54	$(1)
===========================================================================

	DPR, Inc.	Oat Creek Associates Joint Venture	Marengo Ranch Joint Venture	Gilia Enterprises
--------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ 17	$ 1
Net income (loss)	-	-	-	-
Other	-	-	-	(1)
--------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ 17	$ -
=================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Energy Trading Holdings, LLC	Eliminations and Adjustments	PG&E Energy Trading Holdings, LLC	PG&E Energy Trading Holdings Corporation	PG&E ET Investments Corporation
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$575	$ (802)	$ -	$575	$101
Net income (loss)	14	7	14	14	7
Other	56	(766)	617	42	20
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$645	$(1,561)	$631	$631	$128
=========================================================================

	PG&E Energy Trading - Power, L.P.	PG&E ET Synfuel #2, LLC	PG&E ET Synfuel Company 166, LLC	PG&E Energy Trading, Canada Corporation	True Quote LLC
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$198	$ -	$ 3	$21	$ -
Net income (loss)	(31)	-	-	5	-
Other	46	-	(3)	(1)	-
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$213	$ -	$ -	$25	$ -
=========================================================================

	CEG Energy Options Inc.	PG&E Energy Trading - Gas Corporation	PG&E International, Inc.	PG&E International Development Holdings, LLC	Gannet Power Corporation
--------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$329	$75	$ -	$ 2
Net income (loss)	-	14	(8)	-	-
Other	-	(36)	-	-	-
--------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$307	$67	$ -	$ 2
===========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Overseas Holdings I, Ltd.	PG&E Overseas Holdings II, Ltd.	PG&E Corporation Australian Holdings Pty, Ltd.
-----------------------------------------------------------------------------------------
Balance at December 31, 2000	$ 73	$ -	$ -
Net income (loss)	(8)	-	-
Other	(1)	69	69
-----------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 64	$ 69	$ 69
====================================================

	PG&E Energy Trading Australia Pty, Ltd.	PG&E Corporation Australia Pty, Ltd.	Rocksavage Services I, Inc.
-----------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -
Net income (loss)	-	-	-
Other	-	-	-
-----------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -
====================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Generating Services, LLC	Eliminations and Adjustments	PG&E Generating Services, LLC	J. Makowski Pittsfield, Inc.	J. Makowski Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$141	$ (61)	$ -	$ (1)	$ 1
Net income (loss)	(22)	59	(22)	-	-
Other	57	(268)	198	-	-
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$176	$ (270)	$ 176	$ (1)	$ 1
=========================================================================

	JMCS I Management, Inc.	PG&E Construction Agency Services I, LLC	PG&E Construction Agency Services II, LLC	Master Turbine Trust I, Ltd.	Master Turbine Trust II, Ltd.
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ 1	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 1	$ -	$ -	$ -	$ -
========================================================================

	PG&E National Energy Group Construction Company, LLC	NEG Construction Finance Company, LLC	PTP Services, LLC	PG&E Operating Services Holdings, Inc.	USOSC Holdings, Inc.
---------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ 177	$ -
Net income (loss)	-	-	-	(22)	-
Other	-	-	-	(35)	-
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -	$ 120	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Operating Services Company	USGen Holdings, Inc.	PG&E National Energy Group Company	First Oregon Land Corporation
-------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ 28	$ (4)	$ -	$ -
Net income (loss)	13	(1)	(49)	-
Other	(12)	-	174	-
------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 29	$ (5)	$ 125	$ -
================================================================

	Topaz Power Corporation	Carneys Point Generating Company	Garnet Power Corporation	PG&E National Energy Group Acquisition Company, LLC
-------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-
Other	-	-	-	-
-------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -	$ -
================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	Consolidated PG&E Generating Company, LLC	Eliminations and Adjustments	PG&E Generating Company, LLC	PG&E Generating Energy Group, LLC	PG&E Generating Energy Holdings, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ 2,802	$ (3,530)	$ 1,137	$ 1,561	$ -
Net income (loss)	91	(466)	92	84	-
Other	(1,104)	(2,754)	529	203	-
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 1,789	$ (6,750)	$ 1,758	$ 1,848	$ -
=========================================================================

	Spencer Station Power Corporation	Spencer Station Generating Company, L.P.	Badger Power Corporation	Badger Generating Company, LLC	Mid- Columbia Power Corporation
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	(4)	(7)	-	-	-
Other	4	5	-	-	-
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ (2)	$ -	$ -	$ -
=========================================================================

	MidColumbia Generating Company, LLC	Black Hawk III Power Corporation	Lake Road Power I, LLC	Harlan Power Corporation	Umatilla Generating Company, L.P.
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Other	-	8	-	-	-
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ 8	$ -	$ -	$ -
=========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	Morrow Power Corporation	Morrow Generating Company, LLC	Peach IV Power Corporation	Lake Road Power II, LLC	Lake Road Generating Company, L.P.
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Other	-	-	8	-	(38)
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ 8	$ -	$(38)
=========================================================================

	Lake Road Trust, Ltd.	Juniper Power Corporation	Plover Power Corporation	Beech Power Corporation	Mantua Creek Generating Company, L.P.
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Other	(1)	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ (1)	$ -	$ -	$ -	$ -
=========================================================================

	Mantua Creek Urban Renewal, L.P.	First Arizona Land Corporation	First California Land Corporation	White Pine Generating Company, LLC	USGen New England, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ 1,287
Net income (loss)	-	-	-	-	100
Other	-	-	-	-	(72)
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -	$ -	$ 1,315
=========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	First Massachusetts Land Company, LLC	USGen Services Company, LLC	PG&E Generating New England, Inc	PG&E Generating New England, LLC	Attala Energy Company, LLC
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ 1,287	$ -	$ -	$ -
Net income (loss)	-	100	-	-	-
Other	2	(72)	-	-	-
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 2	$ 1,315	$ -	$ -	$ -
=========================================================================

	Attala Power Corporation	Attala Generating Company, LLC	Kentucky Hydro Holdings, LLC	San Gorgonio Power Corporation	Mountain View Power Partners, LLC
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	(10)	(17)	-	1	-
Other	43	43	-	84	55
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 33	$ 26	$ -	$ 85	$55
=========================================================================

	Mountain View Power Partners II, LLC	GenHoldings I, LLC	Osprey Power Corporation	Magnolia Power Corporation	Millennium Power Partners, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ 198	$ 67	$ 134
Net income (loss)	-	(1)	3	-	-
Other	30	397	(31)	(5)	(11)
-----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 30	$ 396	$ 170	$ 62	$ 123
=============================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	Black Hawk Power Corporation	Peach I Power Corporation	Athens Generating Company, L.P.	Long Creek Power Corporation	Long Creek Generating Company, LLC
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Other	107	103	210	-	-
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 107	$ 103	$ 210	$ -	$ -
=========================================================================

	La Paloma Power Corporation	La Paloma Generating Company, LLC	La Paloma Generating Trust, Ltd.	Liberty Generating Corporation	Liberty Urban Renewal, LLC
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Other	19	(52)	-	-	-
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 19	$ (52)	$ -	$ -	$ -
=========================================================================

	Liberty Generating Company	Otay Mesa Power Corporation	Bluebonnet Power Corporation	Bluebonnet Generating Company, LLC	Harquahala Power Corporation
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	18
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -	$ -	$ 18
=========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	Harquahala Generating Company, LLC	Harquahala Generating Trust, Ltd.	Madison Wind Power Corporation	Madison Windpower, LLC	Okeechobee Power Corporation
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Other	18	-	16	16	-
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 18	$ -	$ 16	$ 16	$ -
========================================================================

	Okeechobee Generating Company, LLC	PG&E Dispersed Power Corporation	PG&E Dispersed Generating Company, LLC	Plains End, LLC	Covert Power Corporation
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ (7)	$ 98	$ -	$ -
Net income (loss)	-	(5)	(8)	-	-
Other	-	2	75	17	-
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$(10)	$ 165	$ 17	$ -
========================================================================

	Covert Generating Company, LLC	Goose Lake Power Corporation	Goose Lake Generating Company, LLC	Meadow Valley Power Corporation	Meadow Valley Generating Company, LLC
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	-
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$ -	$ -	$ -
=========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	PG&E Generating Power Group, LLC	Aplomado Power Corporation	Beale Generating Company	Indian Orchard Generating Company, Inc.	JMC Altresco, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ 255	$ (2)	$ 99	$ 12	$ 26
Net income (loss)	67	-	33	11	16
Other	(6)	(1)	(22)	(13)	1
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 316	$ (3)	$110	$ 10	$ 43
=========================================================================

	Altresco, Inc.	Berkshire Pittsfield, Inc.	Berkshire Feedline Acquisition Limited Partnership	Pittsfield Partners, Inc.	Pittsfield Generating Company, L.P.
----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ 24	$ 2	$ 5	$ -	$ 24
Net income (loss)	15	-	1	-	26
Other	2	-	(1)	-	(3)
----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 41	$ 2	$ 5	$ -	$ 47
=========================================================================

	JMC Iroquois, Inc.	JMC Selkirk Holdings, Inc.	JMC Selkirk, Inc.	JMCS I Holdings, Inc.	Orchard Gas Corporation
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ 6	$ (1)	$ 4	$ (4)	$ -
Net income (loss)	2	6	6	-	-
Other	(1)	19	14	1	-
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 7	$ 24	$24	$ (3)	$ -
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	Mason Generating Company	J. Makowski Associates, Inc.	Eagle Power Corporation	Granite Generating Company, L.P.	Granite Water Supply Company, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ 3	$ 6	$ 19	$ -	$ -
Net income (loss)	-	-	11	-	-
Other	-	(5)	(4)	-	-
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 3	$ 1	$ 26	$ -	$ -
=========================================================================

	Keystone Cogeneration Company, L.P.	Larkspur Power Corporation	Buckeye Power Corporation	Hermiston Generating Company, L.P.	Raptor Holdings Company
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ 38	$ 14	$ 64	$ (34)
Net income (loss)	-	7	2	14	3
Other	-	(9)	(3)	(22)	(3)
-----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ 36	$ 13	$ 56	$ (34)
=========================================================================

	Gray Hawk Power Corporation	Cedar Bay Cogeneration, Inc.	PG&E Management Services Company	Toyan Enterprises	Spruce Power Corporation
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ 23	$ (5)	$ -	$ 8	$ 5
Net income (loss)	5	(3)	-	4	-
Other	(2)	-	-	(9)	-
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ 26	$ (8)	$ -	$ 3	$ 5
========================================================================

PG&E NATIONAL ENERGY GROUP, LLC
CONSOLIDATING STATEMENTS OF COMMON STOCKHOLDERS' EQUITY
DECEMBER 31, 2001
(in milions)
(unaudited)
	Merlin Power Corporation	Fellows Generating Company, L.P.	Pelican Power Corporation	Okeelanta Power Limited Partnership	Peregrine Power Corporation
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ -	$ -	$ (9)	$ -	$ -
Net income (loss)	-	-	-	-	-
Other	-	-	(3)	-	-
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$ -	$ -	$(12)	$ -	$ -
========================================================================

	Heron Power Corporation	Gator Generating Company, L.P.	Jaeger Power Corporation	Falcon Power Corporation	Scrubgrass Power Corp.
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000	$ (7)	$ -	$ (2)	$ -	$ (3)
Net income (loss)	-	-	(1)	3	1
Other	(5)	-	(2)	(3)	(2)
--------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001	$(12)	$ -	$ (5)	$ -	$ (4)
========================================================================

	Eucalyptus Power Corporation	Citrus Generating Company, L.P.	Cooper's Hawk Power Corporation	Loon Power Corporation	Iroquois Pipeline Investment, LLC
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Balance at December 31, 2000	$ -	$ -	$ -	$ -	$ -
Net income (loss)	-	-	-	-	-
Other	-	-	-	-	2
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Balance at December 31, 2001	$ -	$ -	$ -	$ -	$ 2
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